Exhibit 10.2


================================================================================



                           MASTER REPURCHASE AGREEMENT


                            FOR A REPURCHASE FACILITY

                         IN AN AMOUNT UP TO $75,000,000


                            Dated as of July 29, 2005

                                      among

                              CAPITAL TRUST, INC.,

                          CT RE CDO 2004-1 SUB, LLC and

                            CT RE CDO 2005-1 SUB, LLC

                                   as Sellers


                              MORGAN STANLEY BANK,

                                    as Buyer




================================================================================



                                                 TABLE OF CONTENTS


                                                                                                               Page

RECITALS.........................................................................................................1

Section 1.        Applicability..................................................................................1

Section 2.        Definitions and Accounting Matters.............................................................1

         2.01.    Certain Defined Terms..........................................................................1

         2.02.    Accounting Terms and Determinations...........................................................16

Section 3.        Transactions, Note and Prepayments............................................................16

         3.01.    Transactions..................................................................................16

         3.02.    Confirmations.................................................................................16

         3.03.    Procedures for Transactions...................................................................17

         3.04.    Margin Maintenance............................................................................22

Section 4.        Payments; Computations; Etc...................................................................23

         4.01.    Repurchase of Transaction Assets; Periodic Advance Repurchase Payments........................23

         4.02.    Payments......................................................................................24

         4.03.    Computations..................................................................................25

         4.04.    [Intentionally Omitted.]......................................................................25

         4.05.    Booking of Transactions.......................................................................25

         4.06.    Buyer's Funding of Eurodollar Rate Transactions...............................................25

         4.07.    Income Payments...............................................................................25

         4.08.    Compensation for Increased Costs..............................................................25

         4.09.    Limitation on Types of Transactions; Illegality...............................................26

Section 5.        Precautionary Collateral Security.............................................................27

         5.01.    Transaction Assets; Precautionary Security Interest...........................................27

         5.02.    Further Assurances............................................................................28

         5.03.    Changes in Locations, Name, etc...............................................................28

         5.04.    Buyer's Appointment as Attorney-in-Fact.......................................................28

         5.05.    Performance by Buyer of Seller's Obligations..................................................29

         5.06.    Proceeds......................................................................................30

         5.07.    Remedies......................................................................................30

         5.08.    Limitation on Duties Regarding Preservation of Transaction Asset Items........................31

         5.09.    Powers Coupled with an Interest...............................................................31

         5.10.    Release of Security Interest..................................................................31

         5.11.    Release of Transaction Assets.................................................................31


                                       -i-



                                                 TABLE OF CONTENTS
                                                    (continued)

                                                                                                               Page

         5.12.    Substitution of Eligible Transaction Assets...................................................31

Section 6.        Conditions Precedent..........................................................................32

         6.01.    Initial Transaction...........................................................................32

         6.02.    Initial and Subsequent Transactions...........................................................32

         6.03.    Additional Requirements.......................................................................34

Section 7.        Representations and Warranties................................................................35

         7.01.    Existence.....................................................................................35

         7.02.    Action........................................................................................35

         7.03.    Litigation....................................................................................35

         7.04.    No Breach.....................................................................................35

         7.05.    Approvals.....................................................................................35

         7.06.    Use of Proceeds; Margin Regulations...........................................................36

         7.07.    Taxes.........................................................................................36

         7.08.    Investment Company Act........................................................................36

         7.09.    Transaction Assets; Transfer of Ownership and Precautionary Collateral Security...............36

         7.10.    Chief Executive Office........................................................................37

         7.11.    Location of Books and Records.................................................................37

         7.12.    True and Complete Disclosure..................................................................37

         7.13.    ERISA.........................................................................................38

Section 8.        Covenants of Sellers..........................................................................38

         8.01.    Financial Statements, Reports, etc............................................................38

         8.02.    Litigation....................................................................................39

         8.03.    Existence, etc................................................................................39

         8.04.    Prohibition of Fundamental Changes............................................................40

         8.05.    Aggregate Margin Maintenance Asset Value Deficiency...........................................40

         8.06.    Notices.......................................................................................40

         8.07.    Reports.......................................................................................40

         8.08.    Transactions with Affiliates..................................................................41

         8.09.    Foreclosure or Other Remediation by Seller....................................................41

         8.10.    Limitation on Liens...........................................................................41

         8.11.    Limitation on Distributions...................................................................41

         8.12.    Maintenance of Ratio of Earnings Before Interest, Taxes, Depreciation and Amortization
                  to Interest and Preferred Dividends...........................................................41


                                      -ii-




                                                 TABLE OF CONTENTS
                                                    (continued)

                                                                                                               Page

         8.13.    Maintenance of Ratio of Total Indebtedness to Tangible Net Worth..............................41

         8.14.    Servicer; Servicing Tape......................................................................41

         8.15.    Remittance of Prepayments.....................................................................42

Section 9.        Events of Default.............................................................................42

Section 10.       Remedies Upon Default.........................................................................44

Section 11.       No Duty of Buyer..............................................................................44

Section 12.       Miscellaneous.................................................................................44

         12.01.   Waiver........................................................................................44

         12.02.   Notices.......................................................................................44

         12.03.   Indemnification and Expenses..................................................................45

         12.04.   Amendments....................................................................................45

         12.05.   Successors and Assigns........................................................................46

         12.06.   Survival......................................................................................46

         12.07.   Captions......................................................................................46

         12.08.   Counterparts..................................................................................46

         12.09.   Agreement Constitutes Security Agreement; Governing Law.......................................46

         12.10.   Submission to Jurisdiction; Waivers...........................................................46

         12.11.   Waiver of Jury Trial..........................................................................47

         12.12.   Acknowledgments...............................................................................47

         12.13.   Hypothecation or Pledge of Transactions.......................................................47

         12.14.   Servicing.....................................................................................47

         12.15.   Periodic Due Diligence Review.................................................................48

         12.16.   Intent........................................................................................49

         12.17.   Change of any Seller's State of Formation.....................................................49

         12.18.   Set-Off.......................................................................................49

         12.19.   Joint and Several Liability...................................................................50

         12.20.   Reimbursement of Structuring Fee..............................................................50

                                TABLE OF CONTENTS
                                   (continued)


SCHEDULES
---------

SCHEDULE 1                 Filing Jurisdictions and Offices

SCHEDULE 2                 Approved Appraisers

SCHEDULE 3                 Approved Engineers

SCHEDULE 4                 Approved Environmental Consultants

SCHEDULE 5                 Organizational Structure Chart of Seller


EXHIBITS
--------

EXHIBIT A                  Form of Confirmation

EXHIBIT B                  Form of Custodial Agreement

EXHIBIT C                  [Intentionally Omitted]

EXHIBIT D-1                Form of Existing Lender's Release Letter

EXHIBIT D-2                Form of Seller's Release Letter

EXHIBIT E                  Form of Bailee Agreement

MASTER REPURCHASE AGREEMENT (as the same may be amended, supplemented or otherwise modified from time to time, this "Agreement"), dated as of July 29, 2005, among CAPITAL TRUST, INC., a Maryland corporation ("CT"), CT RE CDO 2004-1 SUB, LLC, a Delaware limited liability company, and CT RE CDO 2005-1 SUB, LLC, a Delaware limited liability company (each a "Seller" and, collectively, "Sellers"), and MORGAN STANLEY BANK, a Utah industrial bank ("Buyer").

                                    RECITALS

                  WHEREAS, Sellers have requested that Buyer from time to time purchase Transaction Assets (as defined below) owned by any of the Sellers, and Buyer is prepared to enter into such Transactions (as defined below) upon the terms and conditions hereof.

                  NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  Section 1 Applicability. From time to time, the parties hereto may enter into transactions in which a Seller agrees to transfer to Buyer certain Eligible Transaction Assets (as defined below) owned by such Seller against the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to such Seller such Eligible Transaction Assets at a date certain or on demand, against the transfer of funds by such Seller. Each such transaction shall be referred to as a "Transaction" and, unless otherwise agreed in writing, shall be governed by this Agreement.

                  Section 2 Definitions and Accounting Matters.


                  2.01. Certain Defined Terms. As used herein, the following terms shall have the following meanings (all terms defined in this Section 2.01 or in other provisions of this Agreement in the singular will have the same meanings when used in the plural and vice versa):

                  "Affiliate" shall mean (i) with respect to Buyer, any entity which controls, is controlled by, or is under common control with Buyer, and
(ii) with respect to each Seller, any affiliate of such Seller as such term is defined in the Bankruptcy Code.

                  "Aggregate Margin Maintenance Asset Value" shall mean the aggregate Margin Maintenance Asset Value of all Eligible Transaction Assets subject to all Transactions outstanding under this Agreement.

                  "Aggregate Margin Maintenance Asset Value Deficiency" shall have the meaning provided in Section 3.04 hereof.

                  "Agreement" shall have the meaning provided in the heading hereto.

                  "Appraisal" means an appraisal of any Property prepared by a licensed appraiser listed on Schedule 2 attached hereto, as such schedule may be amended from time to time by Buyer or the applicable Seller upon approval by Buyer in its reasonable discretion, in accordance with the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation, in compliance with the requirements of Title 11 of the Financial Institution Reform, Recovery and Enforcement Act and utilizing customary valuation methods such as the income, sales/market or cost approaches, as any of the same may be updated by recertification from time to time by the appraiser performing such Appraisal.

                  "Asset File" shall mean, as to each Transaction Asset, those documents set forth in a schedule to be delivered by the relevant Seller to Custodian and which are delivered to the Custodian pursuant to the terms of this Agreement or the Custodial Agreement including, without limitation, all documents required by Buyer to transfer a valid ownership to Buyer and to grant and perfect a precautionary first priority security interest in such Transaction Asset.

                  "Asset-Specific Transaction Balance" means a portion of the Purchase Price of the Transactions allocable to a specific Transaction Asset. Such portion initially consists of the sum of all Purchase Price payments with respect to the Transaction entered into on account of such Transaction Asset, without subtracting from such Purchase Price payments Buyer's Transaction Costs and other costs and fees to the extent advanced to Sellers hereunder. Wherever this Agreement states that Repurchase Price prepayments on account of the Transaction are to be allocated or applied to or against the Asset-Specific Transaction Balance of a specific Eligible Transaction Asset, the Asset-Specific Transaction Balance of such Transaction Asset shall be deemed reduced accordingly by the amount of the Repurchase Price prepayments so applied.

                  "Asset Value" shall mean, as of any date in respect of any Eligible Transaction Asset, the price at which such Eligible Transaction Assets could readily be sold as determined in the sole good faith of Buyer, which price may be determined to be zero, provided that, so long as no Event of Default shall have occurred and be continuing, the Asset Value of the Eligible Transaction Asset shall be reduced or increased, as the case may be, by the aggregate net Hedge Value in respect of any Interest Rate Protection Agreements as to which Buyer has a perfected security interest in all of the relevant Seller's right, title and interest therein; provided, further, that the Asset Value, without giving effect to such increase, shall in no event exceed one hundred percent (100%) of the outstanding principal balance of the related Eligible Transaction Asset.

                  Buyer's determination of Asset Value, which may be made at any time and from time to time, shall be conclusive upon the parties. Whenever an Asset Value determination is required under this Agreement, the relevant Seller shall cooperate with Buyer in its determination of the Asset Value of each Eligible Transaction Asset (including, without limitation, providing all information and documentation in the possession of such Seller regarding such Eligible Transaction Asset or otherwise required by Buyer in its sole good faith business discretion).

                  "B Note" shall mean the original executed subordinated promissory note or other evidence (including a participation certificate and/or participation agreement) of a subordinated participation interest owned by a Seller with respect to a Subordinate Mortgage Loan, Whole Loan or Mezzanine Loan.

                  "Bailee" shall mean Paul, Hastings, Janofsky & Walker LLP or such other third party as Buyer may approve.

                  "Bailee Agreement" shall mean the Bailee Agreement among the relevant Seller, Buyer and Bailee in the form of Exhibit E hereto.

                  "Bailee's Trust Receipt and Certification" shall mean a Trust Receipt and Certification in the form annexed to the Bailee Agreement as Attachment 2.

                  "Bankruptcy Code" shall mean the United States Bankruptcy Reform Act of 1978, as amended from time to time.

                  "Base Rate" means, as determined by Buyer on a daily basis, the lesser of (a) the rate per annum established by JPMorgan Chase from time to time as its "Prime" Rate or "reference" rate (which the relevant Seller acknowledges is not necessarily such bank's lowest rate) and (b) one-half percentage point (0.5%) (50 basis points) over the Federal Funds Rate, as determined by Buyer in its sole discretion.

                  "Business Day" shall mean any day other than (i) a Saturday or Sunday or (ii) a day on which the New York Stock Exchange, the Federal Reserve Bank of New York or Custodian is authorized or obligated by law or executive order to be closed.

                  "Buyer" shall have the meaning provided in the heading hereto.

                  "Capital Lease Obligations" shall mean, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

                  "CDO Note" shall mean any of the Class F Notes, Class G Notes or Class H Notes or any other note issued by a collateralized debt obligation transaction managed or sponsored by Capital Trust, Inc. or any of its Affiliates.

                  "Class F Note" shall mean a Class F Note issued by Capital Trust RE CDO 2004-1 Ltd. or Capital Trust RE CDO 2005-1 Ltd.

                  "Class G Note" shall mean a Class G Note issued by Capital Trust RE CDO 2004-1 Ltd. or Capital Trust RE CDO 2005-1 Ltd.

                  "Class H Note" shall mean a Class H Note issued by Capital Trust RE CDO 2004-1 Ltd. or Capital Trust RE CDO 2005-1 Ltd.

                  "CMBS" shall mean, in the singular or plural as the context requires, securities backed by mortgages and other liens on commercial real estate and related collateral or by securities, interests or other obligations backed directly or indirectly by such mortgages.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  "Collection   Account"   shall  mean  one  or  more   accounts
established by the Servicer subject to a security interest in favor of Buyer, into which all Collections shall be deposited by the Servicer.

                  "Collections" shall mean all collections and proceeds on or in respect of any Transaction Asset, excluding collections required to be paid to the Servicer or a Transaction Asset Obligor on the Transaction Asset.

                  "Confirmation" shall have the meaning provided in Section 3.02(a) hereof.

                  "control" shall mean possession of the power, directly or indirectly, to (a) vote more than fifty percent (50%) of the voting securities having ordinary power for the election of directors of an entity, or (b) direct or cause the direction of the management and policies of such entity, whether by contract or otherwise.

                  "Custodial Agreement" shall mean the Custodial Agreement, dated as of the date hereof, among Sellers, Custodian and Buyer, substantially in the form of Exhibit B hereto, as the same shall be modified and supplemented and in effect from time to time.

                  "Custodial Identification Certificate" shall mean the certificate executed by the relevant Seller in connection with the sale of Eligible Transaction Assets to Buyer in the form of Annex 3 to the Custodial Agreement.

                  "Custodian" shall mean Deutsche Bank National Trust Company as custodian under the Custodial Agreement, and its successors and permitted assigns thereunder.

                  "Default" shall mean an Event of Default or an event that with notice or lapse of time or both would become an Event of Default.

                  "Diligence Materials" means the Preliminary Due Diligence Package together with the materials requested in the Supplemental Due Diligence List.

                  "Dollars" and "$" shall mean lawful money of the United States of America.

                  "Due Diligence Review" shall mean the performance by Buyer of any or all of the reviews permitted under Section 12.15 hereof with respect to any or all of the Transaction Asset, as desired by Buyer from time to time.

                  "Effective Date" shall mean the date upon which the conditions precedent set forth in Section 6.01 shall have been satisfied.

                  "Eligible Transaction Assets" shall mean Subordinate Mortgage Loans, Whole Loans, Mezzanine Loans, B Notes, Preferred Equity Interests, CMBS, participation interests in any of the foregoing, CDO Notes and Other Approved Assets as to which the representations and warranties in Section 7.09 are correct.

                  "Equity   Interest"  shall  mean  any  interest  in  a  Person
constituting a share of stock or a partnership or membership interest (including, without limitation, a Preferred Equity Interest) or other right or interest in a Person that is not characterized as indebtedness under GAAP.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "ERISA Affiliate" shall mean any corporation or trade or business that is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which a Seller is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and
Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which a Seller is a member.

                  "Eurocurrency Reserve Requirements" shall mean, for any day as applied to a Transaction, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including without limitation basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto), dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such Governmental Authority.

                  "Eurodollar Base Rate" shall mean, with respect to any Eurodollar Contract Period, the rate per annum equal to the rate appearing at page 3750 of the Telerate Screen as 30 day LIBOR on the second Business Day prior to the commencement of any Eurodollar Contract Period, and if such rate shall not be so quoted, the rate per annum at which Buyer is offered Dollar deposits at or about 10:00 A.M., New York City time, on such date by prime banks in the interbank eurodollar market where the eurodollar and foreign currency exchange operations in respect of its loans are then being conducted for delivery on such day for a period of 30 days and in an amount comparable to the amount of the loans to be outstanding on such day.

                  "Eurodollar Contract Period" means, with respect to each Transaction Asset, a period of thirty (30) days subject to adjustment as follows: (a) in no event shall a Eurodollar Contract Period extend beyond the Termination Date; (b) each such period shall end on the 15th day of each month, or, if such 15th day is not a Business Day, the Business Day immediately prior to such day; and (c) the initial Eurodollar Contract Period with respect to each Asset-Specific Transaction Balance shall commence on the related Purchase Date and each succeeding Eurodollar Contract Period shall commence on the day on which the immediately preceding Eurodollar Contract Period shall expire.

                  "Eurodollar Rate" shall mean, with respect to each Eurodollar Contract Period pertaining to a Transaction, a rate per annum determined by Buyer in its sole discretion in accordance with the following formula (rounded upwards to the nearest 1/100th of one percent), which rate as determined by Buyer shall be conclusive absent manifest error by Buyer:

                              Eurodollar Base Rate
                      ------------------------------------
                         1.00 minus Eurocurrency Reserve
                                  Requirements

                  "Eurodollar Rate Spread" means as to each Purchase Rate the applicable Eurodollar Rate Spread set forth below opposite such Purchase Rate for the applicable Transaction Asset Type, or such other Eurodollar Rate Spread as may be mutually agreed to by Seller and Buyer:


                                                                              Eurodollar Rate Spread
                                                                         (expressed as percentage points
Transaction Asset Type                                 Purchase Rate      per annum and as basis points)
----------------------                                 -------------      ------------------------------
-----------------------------------------------------------------------------------------------------------
Whole Loans                                                 [****]              [****]         [****]
-----------------------------------------------------------------------------------------------------------
B Notes, Preferred Equity Interests and Mezzanine           [****]              [****]        [****]
Loans and participation interests in any of the
foregoing*
                                                       ----------------------------------------------------
     (50% - 55% LTV maximum)                                [****]              [****]        [****]
                                                       ----------------------------------------------------
     (56% - 60% LTV maximum)                                [****]              [****]        [****]
                                                       ----------------------------------------------------
     (61% - 70% LTV maximum)                                [****]              [****]        [****]
                                                       ----------------------------------------------------
     (71% - 75% LTV maximum)                                [****]              [****]        [****]
-----------------------------------------------------------------------------------------------------------
     (76% - 80% LTV maximum)                                [****]              [****]        [****]
                                                       ----------------------------------------------------
     (81% - 85% LTV maximum)                                [****]              [****]        [****]
                                                       ----------------------------------------------------
     (86% - 90% LTV maximum)                                [****]              [****]        [****]
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
CMBS                                                        [****]            [****]         [****]
Rating:                                                     [****]            [****]         [****]
                                                       ----------------------------------------------------
     BBB                                                    [****]            [****]         [****]
                                                       ----------------------------------------------------
     BBB-                                                   [****]            [****]         [****]
                                                       ----------------- ----------------- ----------------
     BB+                                                    [****]            [****]         [****]
                                                       ----------------------------------------------------
     BB                                                     [****]            [****]         [****]
                                                       ----------------------------------------------------
     BB-                                                    [****]            [****]         [****]
-----------------------------------------------------------------------------------------------------------
     B+                                                     [****]            [****]         [****]
                                                       ----------------------------------------------------
     B                                                      [****]            [****]           [****]
                                                       ----------------------------------------------------
     B-                                                     [****]            [****]           [****]
                                                       ----------------------------------------------------
     Unrated                                                [****]            [****]           [****]
-----------------------------------------------------------------------------------------------------------
Class F Notes                                                 [****]            [****]            [****]
-----------------------------------------------------------------------------------------------------------
Class G Notes                                                 [****]            [****]            [****]
-----------------------------------------------------------------------------------------------------------
Class H Notes                                                 [****]            [****]            [****]
-----------------------------------------------------------------------------------------------------------
Other CDO Notes                                             [****]            [****]           [****]
-----------------------------------------------------------------------------------------------------------

* B Notes, Preferred Equity Interests and Mezzanine Loans and participations in any of the foregoing, in each case relating to hotel and other hospitality properties shall have a maximum LTV as determined by the Buyer in its sole discretion.

                  "Eurodollar Substitute Rate" means a rate of interest equal to
(a) the Base Rate minus (b) one percent (1%) per annum (100 basis points).

                  "Event of Default" shall have the meaning provided in Section 9 hereof.

                  "Federal Funds Rate" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by Buyer from three federal funds brokers of recognized standing selected by Buyer.

                  "GAAP" shall mean tax basis accounting accrual method with amortizing expense modifications according to generally accepted accounting principles consistently applied. No other modifications to the cash basis accounting methodology shall be permitted except with the prior written approval of Buyer in its sole and absolute discretion.


____________________________
****Material omitted pursuant to a request for confidential treatment under Rule 24b-2. Material filed separately with the Securities Exchange Commission.

                  "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over any obligor on any underlying loan, the relevant Seller, any of its Subsidiaries or any of their properties.

                  "Guarantee" shall mean, as to any Person, any obligation of such Person directly or indirectly guaranteeing any Indebtedness of any other Person or in any manner providing for the payment of any Indebtedness of any other Person or otherwise protecting the holder of such Indebtedness against loss (whether by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, or to take-or-pay or otherwise); provided that the term "Guarantee" shall not include (i) endorsements for collection or deposit in the ordinary course of business, or
(ii) obligations to make servicing advances for delinquent taxes and insurance or other obligations in respect of an Underlying Property, to the extent required by Buyer. The amount of any Guarantee of a Person shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith. The terms "Guarantee" and "Guaranteed" used as verbs shall have correlative meanings.

                  "Income" shall mean, with respect to any Transaction  Asset at
any  time,  any  principal   thereof  and  all  interest,   dividends  or  other
distributions thereon.

                  "Indebtedness"  shall mean,  for any Person:  (a)  obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within ninety (90) days of the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective Indebtedness so secured has been assumed by such Person; (d)
obligations (contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) Capital Lease Obligations of such Person; (f) obligations of such Person under repurchase agreements or like arrangements; (g) Indebtedness of others Guaranteed by such Person; (h) all obligations of such Person incurred in connection with the acquisition or carrying of fixed assets by such Person; and (i) Indebtedness of general
partnerships  of  which  such  Person  is  a  general  partner;   provided  that
indebtedness that is non-recourse to such Person shall not be included in Indebtedness .

                  "Installment Date" shall have the meaning set forth in Section 4.01(a) hereof.

                  "Interest Rate Protection Agreement" shall mean, with respect to any or all of the Subordinate Mortgage Loans, CMBS, Whole Loans and Mezzanine Loans, any short sale of U.S. Treasury Securities, or futures contract, or mortgage related security, or Eurodollar futures contract, or options related contract, or interest rate swap, cap or collar agreement or similar arrangements providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, entered into by any obligor on any underlying loan or the relevant Seller (specifically with respect to such Transaction Asset) and acceptable to Buyer.

                  "Late Fee" shall have the meaning set forth in Section 4.01(b) hereof.

                  "Late Fee Rate" shall mean, in respect of any Repurchase Price amount of any Transaction or any other amount under this Agreement, that is not paid when due to Buyer (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise), a rate per annum during the period from and including the due date to but excluding the date on which such amount is paid in full equal to 4% per annum plus the Base Rate.

                  "Lien"  shall  mean  any  mortgage,   lien,  pledge,   charge,
encumbrance, security interest or adverse claim.

                  "Loan Asset" shall mean, as applicable, a Subordinate Mortgage Loan, Whole Loan or a Mezzanine Loan.

                  "Loan-to-Value Ratio" or "LTV" shall mean, as to any Eligible Transaction Asset or Transaction Asset, as applicable, the ratio that (x) the aggregate (or individual) outstanding principal balances of any or all senior and pari passu loans and preferred equity interests secured in whole or in part by real property or direct or indirect beneficial interests therein relating to such Eligible Transaction Asset bears to (y) the value, determined by an Appraisal reasonably acceptable to Buyer, of the real property (together with all applicable appurtenant interests and subject to all applicable liens, encumbrances and tenancies), or direct or indirect beneficial interests which form the basis of such Eligible Transaction Asset.

                  "Margin Maintenance Asset Value" shall mean, with respect to Eligible Transaction Assets, the Asset Value of such Eligible Transaction Assets multiplied by the applicable Purchase Rate set forth in the definition of "Eurodollar Rate Spread" set forth herein or as otherwise defined or limited herein; provided that Margin Maintenance Asset Value may be deemed to be zero (or such greater amount as determined by Buyer in its sole discretion) with respect to each Eligible Transaction Asset (1) in respect of which there is a breach of a representation and warranty by a Transaction Asset Obligor, (2) in respect of which there is a delinquency in the payment of principal and/or interest which continues for a period in excess of thirty (30) days (such period to include any applicable grace periods) unless otherwise approved by Buyer, (3) which has been released from the possession of the Custodian under the Custodial Agreement for a period in excess of that permitted under the Custodial Agreement, or (4) which exceeds the limitations on Margin Maintenance Asset Value set forth in the definition thereof.

                  "Material Adverse Effect" shall mean a material adverse effect on (a) the Property, business, operations, financial condition or prospects of a Seller taken as a whole, (b) the ability of a Seller to perform its obligations under any of the Transaction Documents to which it is a party, (c) the validity or enforceability of any of the Transaction Documents, (d) the rights and remedies of Buyer under any of the Transaction Documents, (e) the timely payment of the principal of or interest on the Transactions or other amounts payable in connection therewith or (f) the aggregate value of the Transaction Asset.

                  "Maximum Purchase Amount" shall mean Seventy Five Million Dollars ($75,000,000); provided that if Sellers elect to reduce the Maximum Purchase Amount hereunder, any subsequent increase in the Maximum Purchase Amount following such reduction shall be within the sole discretion of Buyer.

                  "Maximum Purchase Rate" shall mean, as to Eligible Transaction Asset, the maximum Purchase Rate that shall be determined by Buyer in Buyer's sole and absolute discretion; provided that, with respect to the specific categories of Eligible Transaction Assets referred to in the definition of Eurodollar Rate Spread, the Maximum Purchase Rate shall not exceed the respective Purchase Rates set forth in such definition.

                  "Mezzanine Loan" shall mean a loan secured by a pledge of Equity Interests in one or more entities holding direct or indirect beneficial interests in an entity owning (or having a ground lease interest in) a commercial or multi-family residential property, preferred equity interests or a second mortgage.

                  "Monthly Statement" shall mean, for each calendar month during which this Agreement shall be in effect, each Seller's reconciliation in arrears of beginning balances, interest, principal, paid-to-date and ending balances for each Transaction Asset, together with (a) a written report of any developments or events that are reasonably likely to have a Material Adverse Effect, (b) a written report of any and all written modifications to any documents underlying any Transaction Asset and (c) such other internally prepared reports as mutually agreed by each Seller and Buyer which reconciliation, Officer's Certificate and reports shall be delivered to Buyer for each calendar month during the term of this Agreement within ten (10) days following the end of each such calendar month.

                  "Mortgage" shall mean the mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a valid lien on the fee or leasehold interest in real property securing the Mortgage Note and the assignment of rents and leases related thereto.

                  "Mortgage Note" shall mean the original executed promissory note or other evidence of the indebtedness of a mortgagor with respect to a Subordinate Mortgage Loan or Whole Loan, as applicable.

                  "Mortgaged Property" shall mean the real property (including all improvements, buildings, fixtures, building equipment and personal property thereon and all additions, alterations and replacements made at any time with respect to the foregoing) and all other Transaction Asset securing repayment of the debt evidenced by a Mortgage Note.

                  "MS & Co." shall mean Morgan Stanley & Co. Incorporated, a registered broker-dealer.

                  "MS Indebtedness" shall mean all Indebtedness from time to time owed by Seller to Buyer or any Affiliate of Buyer including, without limitation, under this Agreement or any repurchase, loan or other agreement between Buyer, or an Affiliate of Buyer, and any of the Sellers.

                  "Multiemployer Plan" shall mean a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been or are required to be made by a Seller or any ERISA Affiliate and that is covered by Title IV of ERISA.

                  "Officer's Certificate" shall mean the certificate of a Responsible Officer as set forth in Section 6.02(b) hereof.

                  "Other Approved Assets" shall mean such Transaction Assets as approved on a case-by-case basis by Buyer in its sole discretion.

                  "Periodic Advance Repurchase Payments" shall have the meaning set forth in Section 4.01(b) hereof.

                  "Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, limited liability company, trust, unincorporated association or government (or any agency, instrumentality or political subdivision thereof).

                  "Plan" shall mean an employee benefit or other plan established or maintained by a Seller or any ERISA Affiliate during the five-year period ended immediately before the date of this Agreement or to which a Seller or any ERISA Affiliate makes, is obligated to make or has, within the five-year period before the date of this Agreement, been required to make contributions and that is covered Title IV of ERISA or Section 302 of ERISA or
Section 412 of the Code, other than a Multiemployer Plan.

                  "Preferred Equity Interest" shall mean any interest in a Person constituting a preferred share of stock or a preferred partnership or membership interest or other preferred right or interest in a Person that is not characterized as indebtedness under GAAP.

                  "Preliminary Due Diligence Package" means with respect to any proposed Transaction Asset, the following due diligence information relating to such proposed Transaction Asset to be provided by the relevant Seller to Buyer pursuant to this Agreement:

                  (i) a summary memorandum outlining the proposed transaction, including potential transaction benefits and all material underwriting risks, all Underwriting Issues and all other characteristics of the proposed transaction that a prudent lender would consider material;

                  (ii)     current rent roll, if applicable;

                  (iii) cash flow pro-forma, plus historical information, if available;

                  (iv) description of the property (real property, pledged loan or other Transaction Asset);

                  (v)      indicative debt service coverage ratios;

                  (vi)     indicative Loan-to-Value Ratio;

                  (vii) such Seller's or any Affiliate's relationship with its potential underlying borrower or any affiliate;

                  (viii)   if   applicable,   Phase   I   environmental   report
                           (including asbestos and lead paint report);

                  (ix)     if applicable, engineering and structural reports;

                  (x) third party reports, to the extent available and applicable, including:

                           (a)   current Appraisal;

                           (b)   Phase  II  or  other  follow-up   environmental
                                 report if recommended in Phase I;

                           (c)   seismic reports; and

                           (d) operations and maintenance plan with respect to asbestos-containing materials;

                  (xi) in the case of a B Note, Mezzanine Loan or Preferred Equity Interest, all information which would otherwise be provided for the underlying Loan Asset, and in addition, all documentation evidencing or otherwise relating to the B Note, Mezzanine Loan or Preferred Equity Interest, including, without limitation, intercreditor agreements, participation agreements, and shareholder agreements, as applicable;

                  (xii)    in the  case of  CMBS,  (a) a copy of the  applicable
                           pooling and servicing agreement, trust agreement, participation agreement or similar document governing the issuance and administration of the CMBS; (b) a copy of any new issue asset summary books; (c) copy of the applicable prospectus or offering memorandum;
                           (d) to the extent that the CMBS is certificated, an original of the relevant certificate duly endorsed in blank to Buyer; (e) to the extent that the CMBS is not certificated, all documents requested by Buyer to confirm that the CMBS is being held in a security account under the control of Buyer, or such other evidence of confirmation of the sale to Buyer as
                           Buyer shall require; (f) a copy of the documents specified above relating to, directly or indirectly, the subject Transaction Asset, to the extent obtained by the originating lender and available to the relevant Seller; and (g) a copy of any other agreement or instrument evidencing or otherwise governing the CMBS;

                  (xiii) analyses and reports with respect to such other matters concerning the Transaction Asset as Buyer may in its sole discretion require;

                  (xiv) documents comprising such Transaction Asset, or current drafts thereof, including, without limitation, underlying debt and security documents, intercreditor agreements, participation agreements, shareholder agreements, guaranties, underlying borrower's organizational documents, warrant agreements, and loan and collateral pledge agreements, as applicable; and

                  (xv) a list that specifically and expressly identifies any Transaction Asset Documents that relate to such Transaction Asset but are not in Seller's possession.

                  "Price Differential" shall mean, with respect to any Transaction hereunder as of any date, the aggregate amount obtained by daily application of the applicable Pricing Rate in effect from time to time for such Transaction to the Purchase Price for such Transaction on each day during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) the Repurchase Date (reduced by any amount of such Price Differential previously paid by the relevant Seller to Buyer with respect to such Transaction, including any amounts paid in respect of such Price Differential pursuant to Section 3.04 or any other partial repayments).

                  "Pricing Rate" shall have the meaning provided in Section 4.01(b) hereof.

                  "Property" shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

                  "Purchase Date" shall mean, with respect to an Eligible Transaction Asset, the date on which such Eligible Transaction Asset is transferred by the relevant Seller to Buyer, or its designee.

                  "Purchase Documents" means this Agreement, the related Confirmation and all other agreements, instruments, certificates and documents delivered by or on behalf of the relevant Seller to evidence the Transaction(s) or otherwise in satisfaction of the requirements of this Agreement, or the other documents listed above as same may be amended or modified from time to time.

                  "Purchase Period" shall mean the period commencing on the date hereof and expiring on, and excluding, July 29, 2007, as the same may be extended pursuant to Section 4.01(a) hereof.

                  "Purchase Price" means the price at which Transaction Assets are transferred by Seller to Buyer, or its designee, as specified in the related Confirmation.

                  "Purchase Rate" means, for any Eligible Transaction Asset, the ratio, expressed as a percentage, set forth opposite the collateral type in the chart provided in the definition of Eurodollar Rate Spread or as otherwise defined or limited herein.

                  "Regulations T, U and X" shall mean Regulations T, U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

                  "Repurchase Date" shall mean, with respect to a Transaction, the date on which the relevant Seller is to repurchase the related Transaction Assets from Buyer, which date, unless otherwise specified in the related Confirmation, shall be the Termination Date.

                  "Repurchase  Obligations"  shall have the meaning  provided in
Section 5.01(a) hereof.

                  "Repurchase Period" shall mean, if the Termination Date shall not be extended in accordance with the terms hereof, the period from and after July 29, 2007 through and including July 29, 2008; provided, however, that if the Purchase Period is extended in accordance with the terms hereof, "Repurchase Period" shall mean the period commencing on the day immediately following the day on of the expiration of the Purchase Period and expiring on the first anniversary of the date of its commencement.

                  "Repurchase Price" shall mean the price at which a Transaction Asset is to be transferred from Buyer, or its designee, to the relevant Seller upon termination of the related Transaction, which will be determined in each case (including Transactions terminable upon demand) as the sum of (i) the Purchase Price and (ii) the Price Differential, in each case as of the date of such determination, decreased by all cash, Income and Periodic Advance Repurchase Payments (including Late Fees, if any) actually received by Buyer.

                  "Responsible Officer" shall mean, as to any Person, the chief executive officer, chairman, the chief operating officer and the chief financial officer of such Person.

                  "Seller" and "Sellers" shall have the meanings provided in the heading hereof.

                  "Servicer" shall have the meaning provided in Section 12.14(c) hereof.

                  "Servicing  Agreement"  shall  have the  meaning  provided  in
Section 12.14(c) hereof.

                  "Servicing Records" shall have the meaning provided in Section 12.14(b) hereof.

                  "Structuring Fee" shall mean fee in an amount equal to [****]


____________________________
**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2. Material filed separately with the Securities Exchange Commission.

                  "Subordinate Mortgage Loan" shall mean a performing mortgage loan secured by a second lien position and encumbering one or more commercial or multi-family residential properties which Custodian has been instructed to hold for Buyer pursuant to the Custodial Agreement, and which Subordinate Mortgage Loan includes, without limitation (i) the indebtedness evidenced by a Mortgage Note and secured by a related Mortgage, and (ii) all right, title and interest of the relevant Seller in and to the Mortgaged Property covered by such Mortgage.

                  "Subsidiary" shall mean, with respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person. Notwithstanding the foregoing, solely for purposes of Section 9 hereof, a Subsidiary of CT shall only include a direct wholly-owned Subsidiary of CT.

                  "Supplemental Due Diligence List" means, with respect to any proposed Transaction Asset, information or deliveries concerning such proposed Transaction Asset, such items that Buyer shall request in addition to the Preliminary Due Diligence Package including, without limitation, a credit approval memorandum representing the final terms of the underlying transaction, a final LTV ratio computation and a final debt service coverage ratio computation for such proposed Transaction Asset.

                  "Tangible Net Worth" shall mean, as of a particular date,

                  (a) all amounts which would be included under capital of a Seller and its consolidated Subsidiaries on a balance sheet of a Seller and its consolidated Subsidiaries at such date, determined in accordance with GAAP, less

                  (b) intangible assets of such Seller and its consolidated Subsidiaries.

                  "Termination Date" shall mean July 29, 2008 or such earlier date on which this Agreement shall terminate in accordance with the provisions hereof or by operation of law; provided, however, that in the event that (i) this Agreement shall not have been earlier terminated and (ii) no Default shall have occurred and be continuing on July 29, 2008, the Termination Date may be extended pursuant to Section 4.01(a) of this Agreement.

                  "Title Insurance Policy" shall mean, with respect to any real property underlying a Loan Asset, a mortgagee's title insurance policy or policies issued to Buyer and Buyer's successors and assigns (or, subject to the written approval of Buyer, an endorsement to the relevant Seller's title insurance policy insuring the assignment to Buyer of the applicable mortgage) by one or more title companies reasonably satisfactory to Buyer, which policy or policies shall be in form and substance reasonably acceptable to Buyer, with such endorsements as Buyer shall reasonably require and, with respect to any Loan Asset, a mortgagee's title insurance policy or policies issued to Buyer and Buyer's successors and/or assigns by one or more title companies reasonably satisfactory to Buyer reflecting Buyer's interest in such Loan Asset.

                  "Total Indebtedness" shall mean, for any period, the aggregate Indebtedness of Seller and its consolidated Subsidiaries during such period less the amount of any nonspecific balance sheet reserves maintained in accordance with GAAP.

                  "Transaction" shall have the meaning provided in Section 1 hereof.

                  "Transaction Asset" shall mean any Eligible Transaction Asset which has been sold by the relevant Seller to Buyer in a Transaction hereunder, but which has not been repurchased by such Seller. The term "Transaction Asset" shall include any additional asset delivered pursuant to Section 3.04 hereof.

                  "Transaction Asset Documents" shall mean with respect to any Transaction Asset, the documents comprising the Asset File for such Transaction Asset.

                  "Transaction  Asset Items" shall have the meaning  provided in
Section 5.01(b) hereof.

                  "Transaction Asset Note" shall mean the original executed Mortgage Note in respect of a Subordinate Mortgage Loan or Whole Loan or such other promissory note or other evidence of the indebtedness of a Transaction Asset Obligor with respect to a Mezzanine Loan or B Note.

                  "Transaction Asset Obligor" shall mean any obligor under any Eligible Transaction Asset or Transaction Asset, as applicable, any issuer of any security comprising any portion of the Transaction Asset and any entity in which an Equity Interest comprises any portion of such Eligible Transaction Asset or Transaction Asset.

                  "Transaction Asset Schedule" shall mean a list of Eligible Transaction Assets to be sold in a Transaction hereunder, attached to a
Custodial Identification Certificate setting forth, as to each Eligible Transaction Asset, the applicable information for such Transaction Asset Type specified on Annex 1 to the Custodial Agreement.

                  "Transaction Asset Schedule and Exception Report" shall mean the Transaction Asset schedule and exception report prepared by Custodian pursuant to the Custodial Agreement.

                  "Transaction Asset Type" shall mean a Subordinate Mortgage Loan, Whole Loan, Mezzanine Loan, B Note, Preferred Equity Interest, CMBS, participation interest in any of the foregoing, CDO Note and Other Approved Asset.

                  "Transaction Costs" shall mean, with respect to any Transaction, all actual out-of-pocket reasonable costs and expenses paid or incurred by Buyer and payable by the relevant Seller relating to the making of such Transaction (including legal fees and other fees described in Section 12.03 hereof). Transaction Costs shall not include costs incurred by Buyer for overhead and general administrative expenses.

                  "Transaction   Documents"  shall  mean,   collectively,   this
Agreement, the related Confirmations, the Servicing Agreement and the Custodial Agreement.

                  "Trust Receipt" shall mean the receipt delivered by Custodian pursuant to the provisions of Section 4 of the Custodial Agreement acknowledging receipt of a Asset File in connection with a Transaction hereunder in the form of Annex 2 to the Custodial Agreement.

                  "Underlying Property" means any Property owned by a direct or indirect issuer of (a) Equity Interests that have been pledged to the relevant Seller as collateral for a Mezzanine Loan or (b) a Preferred Equity Interest.

                  "Underwriting Issues" means with respect to any Transaction Asset as to which the relevant Seller intends to request a Transaction, all information that has come to such Seller's attention, based on the making of reasonable inquiries and the exercise of reasonable care and diligence under the circumstances, which would be considered a materially "negative" factor (either separately or in the aggregate with other information), or a material defect in loan documentation or closing deliveries (such as any absence of any material Transaction Asset Document(s)), to a reasonable institutional lender in determining whether to originate or acquire the Transaction Asset in question.

                  "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the ownership interest or security interest in any Transaction Asset is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

                  "Whole Loan" shall mean a mortgage loan secured by a first mortgage lien on the Mortgaged Property encumbered thereby and satisfying in all respects (other than lien priority) the definition of a Subordinate Mortgage Loan as defined herein.

                  2.02. Accounting Terms and Determinations. Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to Buyer hereunder shall be prepared, in accordance with GAAP.

                  Section 3. Transactions, Note and Prepayments.

                  3.01. Transactions.

                  (a) Buyer agrees to enter from time to time upon the relevant Seller's request, on a committed basis and on the terms and conditions of this Agreement, into Transactions with such Seller, to be funded in Dollars, during the Purchase Period (but not during the Repurchase Period), in an aggregate Purchase Price at any one time outstanding up to but not exceeding the Maximum Purchase Amount as in effect from time to time. Nothing in this Agreement shall be interpreted as a commitment by Buyer to enter into any Transaction, but rather sets forth the procedures to be used in connection with periodic requests for Transactions and the conditions to the entering into any Transactions. Sellers hereby acknowledge that Buyer is under no obligation to agree to enter into, or to enter into, any Transaction pursuant to this Agreement.

                  (b) Subject to the terms and conditions of this Agreement, during the term of this Agreement, the relevant Seller may sell (in whole or in part), repurchase (in whole or in part) and resell (in whole or in part) Transaction Assets hereunder.

                  3.02. Confirmations

                  (a) At the time specified in Section 3.03(d), the relevant Seller shall execute and deliver to Buyer a confirmation of the related
Transaction,  substantially  in  the  form  attached  as  Exhibit  A  hereto  (a
"Confirmation"). The Confirmation shall specify any additional terms or conditions of the Transaction agreed to by Buyer and not inconsistent with this Agreement. Each Confirmation, together with this Agreement, shall constitute conclusive evidence of the terms agreed between Buyer and the relevant Seller with respect to the Transaction to which the Confirmation relates, and Buyer's payment of the Purchase Price and such Seller's acceptance of the Purchase Price shall constitute the parties' agreement to the terms of such Confirmation. It is the intention of the parties that each Confirmation shall not be separate from this Agreement but shall be made a part of this Agreement. In the event that any terms or conditions of any Confirmation are inconsistent, or in direct conflict, with this Agreement, the terms of this Agreement shall prevail; provided that the Confirmation and this Agreement shall be construed to be cumulative to the extent possible.

                  (b) The date, Repurchase Price and Purchase Rate of each Transaction entered into by Buyer and the relevant Seller, and each payment made on account of the Repurchase Price thereof, shall be recorded by Buyer from time to time on its internal books and records (whether electronic or otherwise). Failure of Buyer to make such notation shall not affect the obligations of such Seller to make a payment when due of any amount owing hereunder in respect of the Transactions. Sellers agree that Buyer's books and records showing the MS Indebtedness pursuant to this Agreement and the other Transaction Documents shall be admissible in any action or proceeding arising therefrom, and shall constitute rebuttably presumptive proof thereof, irrespective of whether any MS Indebtedness is also evidenced by a Confirmation or other instrument. Buyer will provide to each Seller a monthly statement of Transactions, payments, and other transactions pursuant to this Agreement. Failure by Buyer to provide such monthly statement shall not affect the obligations of Sellers to make a payment when due of any amount owing hereunder in respect of the Transactions. Such statement shall be deemed correct, accurate, and binding on the relevant Seller absent manifest error.

                  3.03. Procedures for Transactions.

                  (a) Preliminary Approval of Proposed Transaction Asset.

                           (i) Each Seller may, from time to time, submit to Buyer a Preliminary Due Diligence Package for Buyer's review and approval in order to request a Transaction hereunder with respect to any proposed Transaction Asset that such Seller proposes to sell to Buyer and to be included in the Aggregate Margin Maintenance Asset Value in connection with such Transaction.

                           (ii) Upon Buyer's receipt of a complete Preliminary Due Diligence Package, Buyer within two (2) Business Days shall have the right to request, in Buyer's sole and absolute discretion, additional diligence materials and deliveries that Buyer shall specify on a Supplemental Due Diligence List. Upon Buyer's receipt of all of the Diligence Materials or Buyer's waiver thereof, Buyer, within five
         (5) Business Days, shall either (A) notify the relevant Seller of the Maximum Purchase Rate (which may be less than the Purchase Rate set forth in the definition of Eurodollar Rate Spread) and the Asset Value for the proposed Transaction Asset or (B) deny, in Buyer's sole and absolute discretion, the relevant Seller's request for a Transaction. Buyer's failure to respond to a Seller within five (5) Business Days following receipt of all Diligence Materials or Buyer's written waiver thereof shall be deemed to be a denial of such Seller's request for a Transaction, unless Buyer and such Seller have agreed otherwise in writing. Nothing in this Section 3.03(a)(ii) or elsewhere in this Agreement shall, or be deemed to, prohibit Buyer from determining in its sole discretion the adequacy, correctness and appropriateness of, or from disapproving, any and all financial and other underwriting data required to be supplied by Sellers under this Agreement.

                  (b) Final Approval of Proposed Transaction Asset. Upon Buyer's notification to a Seller of the Maximum Purchase Rate and the Asset Value for any proposed Transaction Asset, such Seller shall, if such Seller desires to obtain one or more Purchase Price payments with respect to such proposed Transaction Asset, satisfy the conditions (unless waived in writing by Buyer) set forth below (in addition to satisfying the conditions precedent to obtaining each Purchase Price payment, as set forth in Section 6 of this Agreement) as conditions precedent to Buyer's approval of such proposed Transaction Asset as an Eligible Transaction Asset, all in a manner, and pursuant to documentation, satisfactory in all respects to Buyer and its counsel:

                           (i) Environmental and Engineering. If applicable, Buyer shall have received an Environmental Report and an Engineering Report, each in form and substance satisfactory to Buyer, by an Engineer and Environmental Consultant listed on Schedules 3 and 4 attached hereto, respectively, as each such schedule may be amended from time to time by Buyer in its reasonable discretion.

                           (ii) Appraisal. If applicable, Buyer shall have received an Appraisal.

                           (iii) Insurance. With respect to a Whole Loan, Subordinate Mortgage Loan or B Note encumbering real property, Buyer shall have received (to the extent available to the relevant Seller) certificates or other evidence of insurance demonstrating insurance coverage in respect of such real property of types, in amounts, with insurers and otherwise in compliance with the terms, provisions and conditions set forth in the Transaction Asset Documents or the Purchase Documents. Such certificates or other evidence shall indicate that the relevant Seller will be named as an additional insured as its interest may appear (or shall run to the original lender's successors and assigns) and shall contain a loss payee endorsement in favor of such additional insured with respect to the property policies required to be maintained under the Transaction Asset Documents.

                           (iv) Survey. With respect to a Loan Asset, a B Note, or a Preferred Equity Interest, to the extent obtained by a Seller from the Transaction Asset Obligor with respect to any Transaction Asset at the origination of the underlying loan or equity interest, as the case may be, relating thereto, Buyer shall have received with respect to proposed Transaction Asset that is real property, a current survey of such real property in a form satisfactory to Buyer.

                           (v) Lien Search Reports. Buyer or Buyer's counsel shall have received, as reasonably requested by Buyer, satisfactory reports of UCC, tax lien, judgment and litigation searches and title reports and updates, as applicable, conducted by search firms and/or title companies acceptable to Buyer with respect to the Transaction Asset, the relevant Seller and the related underlying obligor, such searches to be conducted in each location Buyer shall reasonably designate.

                           (vi) Title Insurance Policy.

                                 (A) With respect to a Whole Loan or Subordinate
                  Mortgage Loan, the relevant Seller shall have delivered to Buyer (1) an unconditional commitment to issue title insurance policies in favor of Buyer and Buyer's successors and/or assigns with respect to such Seller's interest in the related real property with an amount of insurance that shall be not less than the related Asset-Specific Transaction Balance (taking into account the proposed Purchase Price) or such other amount as Buyer shall require in its sole discretion or
                  (2) an endorsement or confirmatory letter from the existing title company to the existing Title Insurance Policy in favor of Buyer and Buyer's successors and/or assigns that amends the existing title insurance policy by stating that the amount of the insurance is no less than the related Asset-Specific Transaction Balance (taking into account the proposed Purchase Price) or such other amount of title coverage as Buyer shall require in its sole discretion.

                                 (B) With respect to a Mezzanine Loan, a B Note,
                  a Preferred Equity Interest, CMBS, CDO Note or Other Approved Asset, the relevant Seller shall have delivered to Buyer such evidence as Buyer on a case-by-case basis, in its sole discretion, shall require of the ownership of the real property underlying such Transaction Asset, including, without limitation, a copy of a title insurance policy dated a date, and by a title insurer, in each case acceptable to Buyer in its sole discretion, showing that title is vested in the related Transaction Asset Obligor or in an entity in whom such Transaction Asset Obligor holds a beneficial interest.

                           (vii) Purchase Documents. The relevant Seller shall have executed and delivered to Buyer, in form and substance satisfactory to Buyer and its counsel, all Purchase Documents conveying a valid ownership interest in the proposed Eligible Transaction
         Asset(s) to Buyer and perfecting a precautionary first priority security interest of Buyer in the proposed Eligible Transaction Asset(s) (and, in each case, in any Interest Rate Protection Agreements held by Seller with respect thereto) which shall be subject to no Liens except as expressly permitted by Buyer. Each of the Purchase Documents shall contain such representations and warranties concerning the proposed Transaction Asset and such other terms as shall be reasonably satisfactory to Buyer.

                           (viii) Opinions of Counsel. Buyer shall have received from counsel to the relevant Seller its legal opinion as to enforceability of this Agreement and all documents executed and delivered hereunder in connection with such Transaction, (at Buyer's option) an opinion from local counsel where the applicable property is located and an opinion to, or for the benefit of, the relevant Seller and its successors and assigns from counsel to the underlying obligor on the underlying loan transaction, as applicable, as to enforceability of the loan documents governing such transaction and such other matters as Buyer shall require (including, without limitation, opinions as to due formation, authority, choice of law and perfection of security interests). Such legal opinions shall be addressed to, or run to the benefit of, Buyer and its successors and assigns, and in a form and substance reasonably satisfactory to Buyer.

                           (ix) Additional Real Estate Matters. To the extent obtained by the relevant Seller from the Transaction Asset Obligor relating to any Transaction Asset at the origination of the underlying loan or equity interest relating thereto, such Seller shall have delivered to Buyer such other real estate related certificates and documentation as may have been requested by Buyer, such as (i) certificates of occupancy and letters certifying that the property is in compliance with all applicable zoning laws, each issued by the appropriate Governmental Authority and (ii) abstracts of all Leases in effect at the real property relating to such Transaction Asset.

                           (x) B Notes, Mezzanine Loans and Preferred Equity Interests. In the case of a B Note, Mezzanine Loan or Preferred Equity Interest, Buyer shall have received all documentation specified herein as if the underlying mortgage loan were the direct Transaction Asset and, in addition, all documentation evidencing or otherwise relating to the B Note, the Mezzanine Loan or the Preferred Equity Interest, as applicable.

                           (xi) CMBS and CDO Notes. In the case of CMBS and CDO Notes, Buyer shall have received (a) a copy of the applicable pooling and servicing agreement, trust agreement, participation agreement or similar document governing the issuance and administration of the CMBS or CDO Notes, as the case may be; (b) a copy of any new issue asset summary books; (c) a copy of the applicable prospectus or offering memorandum; (d) to the extent that the CMBS or CDO Notes, as the case may be, are certificated, an original of the relevant certificate duly endorsed in blank to Buyer; (e) to the extent that the CMBS or CDO Notes, as the case may be, are not certificated, all documents requested by Buyer to confirm that the CMBS or CDO Notes, as the case may be, are being held in a security account under the control of Buyer, or such other evidence of confirmation of the sale to Buyer as Buyer shall require; (f) a copy of the documents specified above relating to, directly or indirectly, the subject Transaction Asset, to the extent obtained by the originating lender and available to the relevant Seller; and (g) a copy of any other agreement or instrument evidencing or otherwise governing the CMBS or CDO Notes, as the case may be.

                           (xii) Other Documents. Buyer shall have received such other documents as Buyer or its counsel shall request with respect to each or any Transaction Asset.

                  (c) Transaction Asset Approval or Disapproval. Within two (2) Business Days following the date upon which the relevant Seller has tendered performance of the conditions enumerated in Sections 3.03(b)(i) through (xii), or has delivered such items or documents fully executed, if applicable, in final form, Buyer shall either (i) if the Transaction Asset Documents or the Purchase Documents with respect to the proposed Transaction Asset are not reasonably satisfactory in form and substance to Buyer, notify such Seller that Buyer has not approved the proposed Transaction Asset as Transaction Asset or (ii) notify such Seller and Bailee that Buyer has approved the proposed Transaction Asset as Transaction Asset and such notice shall identify the documents to be delivered to Custodian in connection with such proposed Transaction Asset pursuant to
Section 3.03 and Section 6 of this Agreement and shall identify the party whom Buyer shall designate to record and/or file, as the case may be, any security documents necessary to convey a valid ownership interest to Buyer and to perfect Buyer's precautionary security interest in the Eligible Transaction Assets. The terms of delivery and filing and/or recordation of such security documents shall be set forth in a separate agreement between Buyer and its designee. Buyer's failure to respond to a Seller within two (2) Business Days shall be deemed to be a denial of Seller's request that Buyer approve the proposed Transaction Asset, unless Buyer and such Seller have agreed otherwise in writing.

                  (d) Procedure for Purchase of Eligible Transaction Assets. Once Buyer has approved the Transaction Asset in accordance with Section 3.03(c) above, the relevant Seller may request a Transaction hereunder, on any Business Day during the Purchase Period, by delivering to Buyer, with a copy to Custodian, a Confirmation, which Confirmation must be received by Buyer prior to 12:00 p.m., New York City time, one (1) Business Day prior to the requested Purchase Date. Such Confirmation shall attach an Officer's Certificate signed by a Responsible Officer of the relevant Seller as required by Section 6.02(b) hereof. Contemporaneously with the delivery of the Confirmation, the relevant
Seller shall deliver to Buyer with a copy to Custodian, a Custodial Identification Certificate along with the accompanying Transaction Asset Schedule with respect to all proposed Eligible Transaction Assets to be sold to Buyer on the applicable Purchase Date.

                  (e) Delivery of Asset Files and Purchase Documents.

                           "Non-Table Funded" Eligible Transaction Assets: By no
                  later than 1:00 p.m., New York City time, one (1) Business Day prior to any Purchase Date, unless otherwise agreed by Buyer, the relevant Seller and/or the Bailee shall deliver to the Custodian as to any Eligible Transaction Asset on a case-by-case basis and to the extent applicable (i) original counterparts of (A) the Transaction Asset Note evidencing such Eligible Transaction Asset, including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed, in blank, on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) (provided, an original note shall not be required for a Preferred Equity Interest or a B Note evidenced by a participation certificate or a non-certificated participation interest rather than a Transaction Asset Note), (B) any participation certificate or share certificate relating to the Eligible Transaction Asset together with any and all intervening endorsements thereon, endorsed, in blank, on its face or by endorsement or stock power attached thereto (without recourse, representation or warranty, express or implied), (C) any participation agreement relating to uncertificated Eligible Transaction Asset that is not evidenced by a Transaction Asset Note (other than a Preferred Equity Interest), (D) an original executed assignment, in blank, in recordable form (except for the name of the assignee and any missing recording information), and otherwise in form and substance reasonably satisfactory to Buyer, of (x) the Mortgage, (y) any related assignment of leases and rents (if such item is a document separate from the Mortgage) and (z) any other recorded document relating to the Eligible Transaction Asset otherwise included in the Asset File, and (E) an original assignment of all unrecorded documents relating to the Eligible Transaction Asset (to the extent not already assigned pursuant to clause
                  (D) above), in blank, and original counterparts or copies of all the Transaction Asset Documents comprising the Asset File,
                  (ii) the security documents described in Section 3.03(b)(vii) above, and (iii) to the extent applicable, any other documents, reports or updated information as Buyer shall request pursuant to Section 3.03(b)(i)-(xii) and Section 6.03(b) not heretofore finally approved by Buyer.

                           "Table Funded" Eligible Transaction Assets:

                           1) By no later than 1:00 p.m., New York City time, on
                  the Purchase Date, Seller shall cause the Bailee to deliver to the Custodian and Buyer by facsimile or e-mail (i) as to each Eligible Transaction Asset, the original note, if applicable, evidencing the making of a loan secured by such Transaction Asset (provided, an original note shall not be required for a Preferred Equity Interest or a B Note evidenced by a participation certificate or a non-certificated participation interest rather than a Transaction Asset Note), and a fully executed Bailee Agreement and Bailee's Trust Receipt and Certification issued by the Bailee thereunder, and (ii) evidence satisfactory to Buyer that all documents necessary to perfect the relevant Seller's interest in the Eligible Transaction Assets have been delivered to a party acceptable to Buyer for recordation and filing.

                           2) By no later than 1:00 p.m., New York City time, on
                  the third (3rd) Business Day following the applicable Purchase Date, the relevant Seller shall cause the Bailee to deliver to the Custodian the Asset File.

                  (f) Custodial Identification Certificates and Trust Receipts. By no later than 12:00 p.m., New York City time, two (2) Business Days prior to any Purchase Date with respect to "Non-Table Funded" Eligible Transaction Assets and by no later than 12:00 p.m., New York City time, on each Purchase Date with respect to "Table Funded" Eligible Transaction Assets, the relevant Seller shall provide Buyer and Custodian with a final Custodial Identification Certificate and related Transaction Asset Schedule with respect to the Transaction Asset to be sold to Buyer on such Purchase Date, indicating any changes, if any, from the Custodial Identification Certificate and related Transaction Asset Schedule heretofore delivered to Buyer and Custodian pursuant to Section 3.03(d) above. With respect to "Table Funded" Eligible Transaction Assets, by 12:00 p.m. New York City time on each Purchase Date, Custodian shall provide to Buyer a proposed Transaction Asset Schedule for the applicable Eligible Transaction Assets. With respect to "Non-Table Funded" Eligible Transaction Assets, by no later than 1:00 p.m., New York City time, on the Purchase Date, Custodian shall deliver to the relevant Seller and Buyer a Trust Receipt with a Transaction Asset Schedule in respect of all of the Transaction Asset sold to Buyer on such Purchase Date. With respect to "Table Funded" Eligible Transaction Assets, by no later than 1:00 p.m. New York City time on the third (3rd) Business Day following the applicable Purchase Date, the Custodian shall deliver to Buyer a Trust Receipt with a Transaction Asset Schedule in respect of all of the Transaction Assets sold to Buyer on the applicable Purchase Date.

                  (g) If the relevant Seller shall deliver a Confirmation pursuant to Section 3.03(d) hereof and all conditions precedent set forth in Sections 3.03(a), 3.03(b), 3.03(c), 6.01 and 6.02 have been met, and provided no Default or Event of Default shall have occurred and be continuing, Buyer shall enter into a Transaction with the relevant Seller on the requested Purchase Date, with a Purchase Price in the amount so requested and approved by Buyer.

                  (h) Subject to the timely receipt by Buyer of a Trust Receipt with a Transaction Asset Schedule as provided above, and subject further to the provisions of Section 6 hereof, such Purchase Price payment will then be made available to the relevant Seller by Buyer transferring, via wire transfer, to the following account of Seller: JPMorgan Chase Bank, 380 Madison Ave, 11th Floor, New York, NY 10017-2591, ABA #: 021-000021, Account #: 230254632, Account
Name: Capital Trust, Inc., Attention: Geoffrey G. Jervis ((212)-655-0247), the aggregate Purchase Price amount of such Transaction in funds immediately available to the relevant Seller. Buyer may consider on a case-by-case basis in its sole, absolute discretion alternative funding arrangements requested by such Seller.

                  (i) From time to time, the relevant Seller shall forward to Custodian additional original documents or additional documents evidencing any
(i)  assumption,  modification,  consolidation  or extension of a Loan Asset, or
(ii)  any  amendment  to the  operative  documents  with  respect  to an  Equity
Interest, in each case approved by Buyer in accordance with the terms of this Agreement, and upon receipt of any such other documents, the Custodian shall hold such other documents as Buyer shall request from time to time.

                  (j) With respect to any documents which have been delivered or are being delivered to recording offices for recording and have not been returned to the relevant Seller in time to permit their delivery hereunder at the time required, in lieu of delivering such original documents, such Seller shall deliver to Buyer a true copy thereof with an Officer's Certificate certifying that such copy is a true, correct and complete copy of the original, which has been transmitted for recordation. The relevant Seller shall deliver such original documents to Custodian promptly when they are received.

                  3.04. Margin Maintenance.

                  (a) Buyer may determine and re-determine the Aggregate Margin Maintenance Asset Value on any Business Day and on as many Business Days as it may elect. If at any time (i) the aggregate Purchase Price with respect to all Transaction Assets exceeds the Aggregate Margin Maintenance Asset Value (an "Aggregate Margin Maintenance Asset Value Deficiency"), as determined by Buyer in its sole discretion and notified to a Seller on any Business Day, or (ii) a Seller shall have received a prepayment of the principal of any loan or preferred equity interest comprising a portion of the Transaction Assets (including, without limitation, the payment of casualty or condemnation proceeds), a Seller shall, in the case of (i) above, not later than one (1) Business Day after receipt of such notice, or in the case of (ii) above, not later than one (1) Business Day after receipt of such prepayment, either repurchase Transaction Assets at the Repurchase Price, make a prepayment in reduction of the Repurchase Price, or sell additional Transaction Asset(s) (which Transaction Asset(s) shall be in all respects acceptable to Buyer) to Buyer for no additional consideration, such that after giving effect to such repurchase, prepayment or sale, the aggregate Purchase Price with respect to all Transaction Assets does not exceed the Aggregate Margin Maintenance Asset Value as re-determined by Buyer after such repurchase, prepayment or sale. So long as no Default or Event of Default has occurred and is then continuing, all prepayments in reduction of the Repurchase Price shall be applied against the Asset-Specific Transaction Balance relating to the Transaction being repaid.

                  (b) If at any time under any Transaction Asset Document evidencing Eligible Transaction Assets (x) there is an Event of Default, or event with which the giving of notice or lapse of time or both would become an Event of Default, or (y) any representation or warranty made by or on behalf of the relevant Transaction Asset Obligor becomes false or misleading in any material respect or (z) the relevant Transaction Asset Obligor fails to perform or observe any material covenant or other obligation, Buyer may, in its sole discretion and without regard to any determination of the Asset Value of such Eligible Transaction Assets, notify the relevant Seller of such occurrence and may require by giving notice to such Seller that the relevant Eligible Transaction Asset be repurchased at the Repurchase Price or a prepayment in reduction of the Purchase Price be made, as determined by Buyer in its sole discretion. Not later than one (1) Business Day after the receipt of such notice, the relevant Seller shall prepay the Asset-Specific Transaction Balance related to such Eligible Transaction Asset. Buyer may, in its sole discretion, determine and re-determine the amount to be prepaid irrespective of whether or not either (i) any statement of fact contained in any Officer's Certificate delivered pursuant to Section 6.02(b) or
(ii) any representation of the relevant Seller set forth in Section 7.12 was true to such Seller's actual knowledge.

                  Section 4. Payments; Computations; Etc.

                  4.01. Repurchase of Transaction Assets; Periodic Advance Repurchase Payments.

                  (a) Sellers hereby promise to pay in full on the Termination Date the aggregate Repurchase Price with respect to all Transaction Assets then held by Buyer; provided, however, in the event the Purchase Period shall be extended pursuant to the terms hereof, Sellers promise to pay such aggregate Repurchase Price with respect to the Transaction Assets held by Buyer as of the expiration date of the Purchase Period in four (4) quarterly installments commencing on the first Business Day of the month immediately following the expiration of the Purchase Period and continuing on the first Business Day of each calendar quarter thereafter, with a final payment on the Termination Date, as extended (each, an "Installment Date") of an amount equal to the quotient of
(x) the aggregate Repurchase Price of the Transaction Assets held by Buyer as of the expiration of the Purchase Period, divided by (y) four (4) (such schedule of payments, the "Repurchase Schedule"); provided, further, that in the event that a Seller shall make a Repurchase Price payment in excess of the Repurchase Price amount then due and payable in accordance with the Repurchase Schedule, the Repurchase Schedule shall be recalculated such that such Seller shall pay the Repurchase Price of the Transaction Assets held by Buyer as of the date of such repayment (after taking such payment into account) by payment on each Installment Date remaining in the Repurchase Period of an amount equal to the quotient of (x) the aggregate repurchase price with respect to the Transaction Assets held by Buyer as of the date of such repayment (after taking such repayment into account) divided by (y) the number of Installment Dates remaining during the Repurchase Period. Any Repurchase Price payments made by a Seller to Buyer subsequent to an Installment Date shall be credited at the time of such payment and be applied to the payment due and payable on the next succeeding Installment Date. Notwithstanding anything to the contrary contained herein, at any time following the date that is thirty (30) days prior to the first anniversary of the date of this Agreement, Sellers may request in writing that Buyer consider extending the Purchase Period for further additional periods of one (1) year; provided that no Default or Event of Default shall have occurred and be continuing at the time of such request. Such request shall be subject to Buyer's approval in its sole discretion. Within ten (10) Business Days of Buyer's receipt of Sellers' request, Buyer shall notify Sellers whether such request has been approved. Buyer's failure to so notify Sellers shall be deemed to constitute Buyer's denial of such request.

                  (b) Notwithstanding that Buyer and Sellers intend all Transactions hereunder to be sales of the related Transaction Assets to Buyer, each Seller hereby promises to pay to Buyer an amount equal to the accreted value of the Price Differential of each Transaction (a "Periodic Advance Repurchase Payment") for the period from and including the date of such Transaction to but excluding the date on which the Repurchase Price with respect to such Transaction shall be paid in full, at a rate per annum (the

"Pricing Rate") equal to the Eurodollar Rate plus the applicable Eurodollar Rate Spread. Notwithstanding the foregoing, each Seller hereby promises to pay to Buyer, to the extent permitted by applicable law, a late fee (the "Late Fee") at the applicable Late Fee Rate with respect to any Repurchase Price Amount and to any other amount payable by each Seller hereunder that shall not be paid in full when due for the period from and including the due date thereof to but excluding the date the same is paid in full. Payment and acceptance of late fees pursuant to this subsection shall not constitute a waiver of any Default and shall not otherwise limit or prejudice any right of Buyer hereunder.

                  (c) Any Periodic Advance Repurchase Payment with respect to a Transaction shall be made monthly in arrears on the first Business Day of each month and for the last month of this Agreement on the first Business Day of such last month and on the Termination Date. Any late fee payable at the Late Fee Rate shall accrue daily and shall be payable upon such accrual.

                  (d) Any Transaction Asset may be repurchased and prepayments in reduction of the Repurchase Price for any Transaction Asset may be made at any time upon two (2) Business Days prior written notice, without any penalty or premium; provided, however, that any such payment or prepayment of the Repurchase Price shall be accompanied by an amount representing any accrued but unpaid Periodic Advance Repurchase Payments, any accrued but unpaid Late Fees and all other amounts then due under the Transaction Documents (including, without limitation, all amounts due under Section 4 hereof). Each prepayment in reduction of the Repurchase Price of a Transaction Asset that is voluntary (as opposed to mandatory under the terms of this Agreement) shall be in an amount of not less than One Hundred Thousand Dollars ($100,000.00). So long as no Default or Event of Default has occurred and is then continuing, each voluntary prepayment shall be applied to reduce any Asset-Specific Transaction Balance as designated by the relevant Seller to Buyer in writing.

                  (e) With respect to any Transaction Asset, the relevant Seller shall repay to Buyer an amount equal to the product of (i) the amount of casualty or condemnation proceeds paid to, or for the benefit of, such Seller or any underlying obligor in respect of such Transaction Asset to the extent that such Seller is not required under the underlying loan documents with such Seller's obligor to reserve, escrow, re-advance or apply such proceeds for the benefit of such obligor or the Underlying Property and (ii) the Purchase Rate applicable to such Transaction Asset. So long as no Default or Event of Default has occurred and is then continuing, such amounts paid to Buyer shall be applied in reduction of the Asset-Specific Transaction Balance relating to such Transaction Asset.

                  4.02. Payments.

                  (a) Except to the extent otherwise provided herein, all Repurchase Price payments, Periodic Advance Repurchase Payments, Late Fees and other amounts to be paid by Sellers under this Agreement shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to Buyer at the following account maintained by Buyer: Account No. 30463591, for the account of Morgan Stanley Bank, Citibank, N.A., ABA No. 021000089, Attn: Whole Loan Operations, Mortgage-Backed Securities Department, Fixed Income Division, not later than 1:00 p.m., New York City time, on the date on which such payment shall become due (and each such payment made after such time on such due date shall be deemed to have been made on the next succeeding Business Day). Sellers acknowledge that they have no rights of withdrawal from the foregoing account. Buyer shall endeavor to send the relevant Seller a detailed bill on the date which is two (2) Business Days prior to the date on which payment is due; provided, however, that the failure of Buyer to send, or of such Seller to receive, such bill shall in no way affect such Seller's obligation to pay amounts due under this Agreement.

                  (b) Except to the extent otherwise expressly provided herein, if the due date of any payment under this Agreement would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension.

                  4.03. Computations. The amount of Periodic Advance Repurchase Payments and Late Fees shall be computed on the basis of a 360-day year for the actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable. Buyer shall determine any Pricing Rate or Late Fee Rate payable with respect to Transactions hereunder, and such determination shall be conclusive and binding, absent manifest error.

                  4.04. [Intentionally Omitted.].

                  4.05. Booking of Transactions. Without limitation of Buyer's rights to sell, assign or transfer a Transaction or any interest therein, including any participation interest therein, at any time and from time to time, Buyer may make, carry or transfer such Transaction at, to, or for the account of any of its branch offices or the office of an Affiliate of Buyer.

                  4.06. Buyer's Funding of Eurodollar Rate Transactions. Sellers hereby expressly acknowledge and agree that Buyer may fund a Transaction in any manner it sees fit, including (i) through the actual purchase of a Eurodollar deposit bearing interest at the rate obtained pursuant to the definition of Eurodollar Rate in an amount equal to the Purchase Price of such Transaction and having a maturity comparable to the relevant payment period or (ii) through Buyer's entering into or purchase of repurchase agreements, interest rate agreements, swap agreements or other arrangements in such amounts as Buyer shall determine (and which amounts may or may not, in Buyer's sole discretion, be "match funded" to such Transaction). Calculation of all amounts payable to Buyer under this Section 4.06 shall be made as though Buyer had actually funded such Transaction through the purchase of a Eurodollar deposit bearing interest at the rate obtained pursuant to the definition of Eurodollar Rate in an amount equal to the amount of such Transaction and having a maturity comparable to the relevant payment period and through the transfer of such Eurodollar deposit from an off-shore office of Buyer to a domestic office of Buyer in the United States of America; provided, however, that Buyer may fund such Transaction in any manner it sees fit and the foregoing assumptions shall be utilized only for purposes of calculating amounts payable under this Section 4.06.

                  4.07. Income Payments.

                  (a) Subject to Section 5.06 hereof, the relevant Seller shall be entitled to receive an amount equal to all Income paid or distributed on or in respect of the Transaction Assets that is not otherwise received by such Seller, to the full extent it would be so entitled if the Transaction Assets had not been sold to Buyer; provided that in no event shall Buyer be entitled to receive any proceeds received from any Transaction Asset Obligor in connection with the refinancing and/or final distribution to the relevant Seller with respect to any Eligible Transaction Assets to the extent same exceeds the sums provided to be paid to Buyer under Section 8.15 of this Agreement.

                  (b) Provided no Event of Default has occurred and is continuing, and subject to the terms of the Transaction Documents, each Seller shall retain the right to take all actions under the Transaction Documents and to retain all contact with the relevant Transaction Asset Obligor, to the full extent it would be had the Transaction Assets not been sold to Buyer.

                  4.08. Compensation for Increased Costs. If Buyer shall in good faith determine that any change in any law, treaty or governmental rule, regulation or order, or in the interpretation, administration or application thereof, or any determination of a court or governmental authority, or compliance with any guideline, request or directive issued or made by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law):

                  (a) imposes, modifies or holds applicable any reserve (including any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of Buyer; or

                  (b) imposes any other condition on or affecting Buyer or its obligations hereunder or the interbank Eurodollar market;

and the result of any of the foregoing is to increase the cost to Buyer of agreeing to enter into or remain a party to, the Transactions hereunder or to reduce any amount received or receivable by Buyer with respect thereto; then, in any such case, Sellers shall promptly (but in any event no later than five (5) Business Days following any notice from Buyer of the same) pay to Buyer, upon receipt of the statement referred to in the next sentence, such additional amount or amounts as may be necessary to compensate Buyer for any such increased cost or reduction in amounts received or receivable hereunder. Buyer shall deliver to Sellers a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to Buyer under this Section 4.08, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

                  4.09.   Limitation  on  Types  of  Transactions;   Illegality.
Anything herein to the contrary notwithstanding, if:

                  (a) Buyer determines, which determination shall be conclusive, that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Base Rate" in Section 2.01 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining the amounts of Periodic Advance Repurchase Amounts or of Late Fees for Transactions as provided herein; or

                  (b) Buyer determines, which determination shall be conclusive, that the relevant rate of interest referred to in the definition of "Eurodollar Base Rate" in Section 2.01 hereof upon the basis of which the Pricing Rate for Transactions is to be determined is not likely adequate to cover the cost to Buyer of making or maintaining Transactions; or

                  (c) Buyer determines, which determination shall be conclusive, that it is or will be unlawful for Buyer to honor its obligation to make or maintain Transactions hereunder using a Eurodollar Rate as a result of compliance by Buyer in good faith with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful);

                  then Buyer shall give Sellers prompt notice thereof and, so long as such condition remains in effect, Buyer shall be under no obligation to enter into additional Transactions, and each Seller shall either repurchase all relevant Transaction Assets as may be held by Buyer or pay Periodic Advance Repurchase Payments on such Transactions at a Pricing Rate per annum equal to the Eurodollar Substitute Rate.

                  Section 5. Precautionary Collateral Security.

                  5.01. Transaction Assets; Precautionary Security Interest.

                  (a) The parties intend that the Transactions hereunder be sales and purchases and not loans; provided that in order to preserve the rights of Buyer under this Agreement in the event that any court or other forum re-characterizes any Transaction hereunder as a loan, each Seller shall be deemed to have assigned, pledged and granted a security interest in all of its right, title and interest in, to and under the relevant Transaction Assets and the related Transaction Asset Items described in Section 5.01(b) below to Buyer, as security for the prompt repayment and performance by the relevant Seller of its obligations under the Transaction Documents and the Transactions entered into under this Agreement, including, without limitation, such Seller's obligation to repurchase Transaction Assets at the Repurchase Price, or if such obligation were to be re-characterized as a loan, to repay such loan, and to pay any and all other amounts owing hereunder and any and all MS Indebtedness from time to time outstanding (collectively, the "Repurchase Obligations"). Each Seller agrees to mark its computer records to evidence the interests granted to Buyer hereunder.

                  (b) All of the relevant Seller's right, title and interest in, to and under each of the following items of property transferred pursuant to the terms of this Agreement by such Seller to Buyer from time to time and whether now owned or hereafter acquired, now existing or hereafter created and wherever located, is hereinafter collectively referred to as a "Transaction Asset Items":

                  (i) all Subordinate Mortgage Loans, Mezzanine Loans, B Notes, Whole Loans, Preferred Equity Interests, CMBS, participation interests in any of the foregoing, CDO Notes and Other Approved Assets;

                  (ii) all Transaction Asset Documents, including without limitation all promissory notes, all securities, any collateral pledged or otherwise relating to such Transaction Asset, all representations and warranties made to, or for the benefit of, Seller by any Transaction Asset Obligor, all Servicing Records (as defined in Section 12.14(b) below) and servicing agreements, together with all files, documents, instruments, surveys, certificates, correspondence, appraisals, computer programs, computer storage media, accounting records and other books and records relating thereto, in each case subject to prior liens and encumbrances permitted by Buyer;

                  (iii) all guaranties and insurance (issued by governmental agencies or otherwise) and any insurance certificate or other document evidencing such guaranties or insurance relating to any Transaction Asset and all claims and payments thereunder;

                  (iv) all other insurance policies and insurance proceeds relating to any Transaction Asset or the related Underlying Property;

                  (v) all Interest Rate Protection Agreements;

                  (vi) the Collection Account and all monies from time to time on deposit in the Collection Account;

                  (vii) all "general intangibles", "accounts" and "chattel paper" as defined in the Uniform Commercial Code relating to or constituting any and all of the foregoing; and

                  (viii) any and all replacements, substitutions, distributions on, or proceeds (including, without limitation, condemnation proceeds) of, any and all of the foregoing set forth in items (i) through (vii) of this Section 5.01(b), whether now owned or hereafter acquired, now existing or hereafter created and wherever located.

                  (c) Pursuant to the Custodial Agreement, Custodian shall hold the Transaction Asset Documents as exclusive bailee and agent for Buyer pursuant to terms of the Custodial Agreement and shall deliver to Buyer Trust Receipts each to the effect that it has reviewed such Transaction Asset Documents in the manner and to the extent required by the Custodial Agreement and identifying any deficiencies in such Transaction Asset Documents as so reviewed.

                  5.02. Further Assurances.

                  (a) Each Seller shall undertake, with respect to each Transaction Asset sold to Buyer and deemed to be pledged hereunder as security for a Transaction pursuant to Section 5.01(a), any and all actions deemed necessary by Buyer for the transfer by the relevant Seller to Buyer of a valid ownership interest and the granting of a precautionary first priority security interest, as the case may be, in such Transaction Asset. Without limiting the generality of the foregoing, each Seller shall take such steps as are necessary for the transfer of a valid ownership interest and the granting and perfection of a precautionary first priority security interest in securities and related Transaction Assets.

                  (b) At any time and from time to time, upon the written request of Buyer, and at the sole expense of the relevant Seller, such Seller will promptly and duly execute and deliver, or will promptly cause to be executed and delivered, such further instruments and documents and take such further action as Buyer may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby or an assignment of any of the Transaction Asset Documents. Each Seller also hereby authorizes Buyer to file any such financing or continuation statement without the signature of any Seller to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

                  5.03. Changes in Locations, Name, etc. None of the Sellers shall (i) change the location of its chief executive office/chief place of business from that specified in Section 7 hereof or (ii) change its name, identity or organizational structure (or the equivalent) or change the location where it maintains its records with respect to the Transaction Assets unless it shall have given Buyer at least ten (10) days prior written notice thereof and shall have delivered to Buyer all Uniform Commercial Code financing statements and amendments thereto as Buyer shall request and taken all other actions deemed necessary by Buyer to continue its perfected status in the Transaction Assets with the same or better priority.

                  5.04. Buyer's Appointment as Attorney-in-Fact.

                  (a) Each Seller hereby irrevocably constitutes and appoints Buyer and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of each Seller and in the name of each Seller or in its own name, from time to time in Buyer's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Seller hereby gives Buyer the power and right, on behalf of the relevant Seller, without assent by, but with notice to, such Seller, if an Event of Default shall have occurred and be continuing, to do the following:

                  (i) in the name of each Seller or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any mortgage insurance or with respect to any other Transaction Asset and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Buyer for the purpose of collecting any and all such moneys due under any such mortgage insurance or with respect to any other Transaction Asset whenever payable;

                  (ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Transaction Asset; and

                  (iii) (A) to direct any party liable for any payment under any Transaction Asset to make payment of any and all moneys due or to become due thereunder directly to Buyer or as Buyer shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Transaction Asset; (C) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any of the Transaction Asset; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Transaction Asset or any part thereof and to enforce any other right in respect of any Transaction Asset; (E) to defend any suit, action or proceeding brought against any Seller with respect to any Transaction Asset; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as Buyer may deem appropriate; and
         (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Transaction Assets as fully and completely as though Buyer were the absolute owner thereof for all purposes, and to do, at Buyer's option and the relevant Seller's expense, at any time, and from time to time, all acts and things which Buyer deems reasonably necessary to protect, preserve or realize upon the Transaction Asset and Buyer's Liens thereon and to effect the intent of this Agreement, all as fully and effectively as the relevant Seller might do.

Each Seller hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable until the repayment in full of all Repurchase Obligations hereunder.

                  (b) Each Seller also authorizes Buyer, at any time and from time to time, to execute, in connection with any sale provided for in Section
5.07 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Transaction Assets.

                  (c) The powers  conferred  on Buyer  pursuant to this  Section
5.04 are solely to protect Buyer's interests in the Transaction Asset and shall not impose any duty upon Buyer to exercise any such powers. Buyer shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither Buyer nor any of its officers, directors, or employees shall be responsible to any Seller for any act or failure to act hereunder, except for its own gross negligence or willful misconduct.

                  5.05. Performance by Buyer of Seller's Obligations. If a Seller fails to perform or comply with any of its agreements contained in the Transaction Documents and Buyer may itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of Buyer incurred in connection with such performance or compliance, together with Late Fees thereon at a rate per annum equal to the Late Fee Rate, shall be payable by the relevant Seller to Buyer on demand and shall constitute Repurchase Obligations.

                  5.06. Proceeds. If an Event of Default shall occur and be continuing, (a) all proceeds of any Transaction Asset received by any Seller consisting of cash, checks and other near-cash items shall be held by the relevant Seller in trust for Buyer, segregated from other funds of such Seller, and, within two (2) Business Days of receipt by such Seller, shall be turned over to Buyer in the exact form received by such Seller (duly endorsed by such Seller to Buyer, if required, in order to be negotiated by Buyer) and (b) any and all such proceeds received by Buyer (whether from a Seller or otherwise) may, in the sole discretion of Buyer, be held by Buyer as collateral security for, and/or then or at any time thereafter may be applied by Buyer against, the Repurchase Obligations (whether matured or unmatured), such application to be in such order as Buyer shall elect. Any balance of such proceeds remaining after the Repurchase Obligations shall have been paid in full and this Agreement shall have been terminated shall be paid over to Seller or to whomsoever may be lawfully entitled to receive the same. For purposes hereof, proceeds shall include, but not be limited to, all principal and interest payments, all prepayments and payoffs, insurance claims, condemnation awards, sale proceeds, real estate owned rents and any other income and all other amounts received with respect to the Transaction Asset.

                  5.07. Remedies. If an Event of Default shall occur and be continuing, Buyer may, at its option, enter into one or more Interest Rate Protection Agreements covering all or a portion of the Transaction Assets sold to Buyer hereunder, and Seller shall be responsible for all damages, judgments, costs and expenses of any kind which may be imposed on, incurred by or asserted against Buyer relating to or arising out of such Interest Rate Protection Agreements; including without limitation any losses resulting from such Interest Rate Protection Agreements. If an Event of Default shall occur and be continuing, Buyer may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Repurchase Obligations, all rights and remedies of a secured party under the Uniform Commercial Code. Without limiting the generality of the foregoing, Buyer without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the relevant Seller or any other Person (each and all of which demands, presentments, protests, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Transaction Assets, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Transaction Asset or any part thereof (or contract to do any of the foregoing), in one or more parcels or as an entirety at public or private sale or sales, at any exchange, broker's board or office of Buyer or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Buyer shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Transaction Asset so sold, free of any right or equity of redemption in the relevant Seller, which right or equity is hereby waived or released. Each Seller further agrees, at Buyer's request, to assemble the Transaction Asset Items and make them available to Buyer at places which Buyer shall reasonably select, whether at the relevant Seller's premises or elsewhere. Buyer shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Transaction Asset or in any way relating to the Transaction Asset or the rights of Buyer hereunder, including without limitation reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Repurchase Obligations, in such order as Buyer may elect, and only after such application and after the payment by Buyer of any other amount required or permitted by any provision of law, including without limitation Section 9-608(a)(1)(c) of the Uniform Commercial Code, need Buyer account for the surplus, if any, to the relevant Seller. To the extent permitted by applicable law, each Seller waives all claims, damages and demands it may acquire against Buyer arising out of the exercise by Buyer of any of its rights hereunder, other than those claims, damages and demands arising from the gross negligence or willful misconduct of Buyer. If any notice of a proposed sale or other disposition of Transaction Asset shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition. Each Seller shall remain liable for any deficiency (plus accrued interest thereon as contemplated pursuant to Section 4.01(b) hereof) if the proceeds of any sale or other disposition of the Transaction Asset (net of costs incurred in connection with such sale or other disposition) are insufficient to pay the Repurchase Obligations and the fees and disbursements of any attorneys employed by Buyer to collect such deficiency.

                  5.08. Limitation on Duties Regarding Preservation of Transaction Asset Items. Buyer's duty with respect to the custody, safekeeping and physical preservation of the Transaction Asset Items in its possession, under Section 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as Buyer deals with similar property for its own account. Neither Buyer nor any of its directors, officers or employees shall be liable for failure to demand, collect or realize upon all or any part of the Transaction Assets or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Transaction Assets upon the request of a Seller or otherwise.

                  5.09. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Transaction Asset are irrevocable and powers coupled with an interest.

                  5.10. Release of Security Interest. Upon termination of this Agreement and repayment to Buyer of all Repurchase Obligations and the performance of all obligations under the Transaction Documents, Buyer shall release its security interest in any remaining Transaction Assets.

                  5.11. Release of Transaction Assets. Provided that no Default or Event of Default shall exist (other than one that (a) relates solely to the Transaction Assets to be released and (b) will be cured simultaneously with such release) and that Seller shall have paid all sums then due under the Transaction relating thereto, upon (i) the relevant Seller's payment in full of the Asset-Specific Transaction Balance with respect to a portion of the Transaction Assets, and (ii) receipt by Buyer of a written request from such Seller for the release of such Transaction Asset, Buyer shall as soon as practicable release (and Buyer shall reasonably cooperate with such Seller to facilitate reasonable escrow arrangements to facilitate a simultaneous release of) the related Transaction Asset Documents and the related Transaction Asset and any liens related thereto to such Seller or, to the extent necessary to facilitate future savings of mortgage tax in states that impose mortgage taxes, assign such liens as such Seller shall request; provided that any such assignments shall be without recourse, representation or warranty of any kind except that Buyer shall represent and warrant that such Transaction Asset has not been previously assigned by Buyer. Buyer shall with reasonable promptness, after a written request from Seller, execute any document or instrument necessary to effectuate such release or assignment.

                  5.12. Substitution of Eligible Transaction Assets. From time to time until the Custodian is otherwise notified by Buyer, which notice shall be given by Buyer only during the existence of an Event of Default, and with the prior written consent of Buyer, a Seller may substitute one or more of the relevant Transaction Assets with one or more substitute Eligible Transaction Assets having an aggregate Margin Maintenance Asset Value equal to or greater than the Margin Maintenance Asset Value of the Transaction Asset(s) being substituted for, or obtain the release of one or more Transaction Assets; provided that, after giving effect to such substitution or re-transfer, the Repurchase Obligations then outstanding shall not exceed the Aggregate Margin Maintenance Asset Value, which determination shall be made solely by Buyer. In connection with any such requested substitution or re-transfer, the relevant Seller will provide notice to the Custodian and Buyer no later than 3:00 p.m. New York City time, on the date of such request, specifying the Transaction Asset(s) to be substituted for or re-transferred and the substitute Transaction Asset(s) to be sold hereunder in substitution thereof, if any, and shall deliver with such notice a Custodial Identification Certificate and a revised Transaction Asset Schedule indicating any substitute Transaction Assets.


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


                  Section 6. Conditions Precedent.

                  6.01. Initial Transaction. The obligation of Buyer to enter into the initial Transaction hereunder is subject to the satisfaction, immediately prior to or concurrently with the entering into such Transaction, of the condition precedent that Buyer shall have received all of the following items and documents, each of which shall be satisfactory to Buyer and its counsel in form and substance:

                  (a) Transaction Documents.

                           (i) This Agreement, duly completed and executed;

                           (ii) A Confirmation, together with the Structuring Fee; and

                           (iii) The Custodial Agreement, duly executed and delivered by each Seller and Custodian. In addition, each Seller shall have taken such other action as Buyer shall have requested in order to perfect the security interests created pursuant to the Agreement.

                  (b) Organizational Documents. A good standing certificate and certified copies of articles of incorporation and by-laws of each Seller and certificates evidencing all requisite authority for each Seller with respect to the execution, delivery and performance of the Transaction Documents and each other document to be delivered by any Seller from time to time in connection herewith (and Buyer may conclusively rely on such certified copies and certificates until it receives notice in writing from the relevant Seller to the contrary);

                  (c) Legal Opinion. A legal opinion of counsel to each Seller in form and substance satisfactory to Buyer in its sole discretion;

                  (d) Trust Receipt and Transaction Asset Schedule and Exception Report. A Trust Receipt, substantially in the form of Annex 2 of the Custodial Agreement, dated the Effective Date, from Custodian, duly completed, with a Transaction Asset Schedule and Exception Report attached thereto;

                  (e) Servicing Agreement(s). Any Servicing Agreement, certified as a true, correct and complete copy of the original, with the letter of the applicable Servicer (i) consenting to termination of such Servicing Agreement upon the occurrence of an Event of Default and (ii) agreeing to hold all moneys received in respect of each Transaction Asset for the benefit of Buyer, attached; and

                  (f) Other Documents. Such other documents as Buyer may reasonably request.

                  6.02. Initial and Subsequent Transactions. The entering into each Transaction with a Seller (including the initial Transaction) on any Business Day is subject to the delivery of all Transaction Asset Documents pertaining to the Eligible Transaction Assets to be sold for such Transaction, together with all documents set forth in Section 3.03(b)(i)-(xii) and the satisfaction of the following further conditions precedent, both immediately prior to the making of such Transaction and also after giving effect thereto and to the intended use thereof:

                  (a) No Event of Default or Default shall have occurred and be continuing on such date either before or after giving effect to the making of the Purchase Price payment;

                  (b) Buyer shall have received from the relevant Seller, and such Seller shall have received from each Transaction Asset Obligor, such representations and warranties as Buyer shall, in its sole discretion, deem satisfactory. The representations and warranties made by the relevant Seller in

Section 7, elsewhere in each of the Transaction Documents, shall be true and complete on and as of the date of the making of such Transaction in all material respects (in the case of the representations and warranties in Section 7.09, solely with respect to Eligible Transaction Assets included in the Aggregate Margin Maintenance Asset Value) with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date). Buyer shall have received an officer's certificate signed by a Responsible Officer of the relevant Seller certifying as to the truth and accuracy of the above, which certificate shall also include a representation that (i) such Seller is in compliance with all governmental licenses and authorizations, (ii) such Seller is qualified to do business, validly existing and, to the extent determinable, in good standing, in all required jurisdictions, (iii) the facts set forth in the Diligence Materials related to the Transaction Asset(s) for such Transaction are, to the best knowledge of such Seller after diligent inquiry, true and correct (or shall fully explain all adverse changes from the information previously supplied to Buyer), (iv) there has been no change in the organizational and authority documents provided to Buyer pursuant to Section 6.01(b) hereof since the date of the most recent certification thereof to Buyer, and (v) there has been no Material Adverse Effect since the date of the last Purchase Price payment to such Seller hereunder;

                  (c) The aggregate Purchase Price of the Transaction Assets shall not exceed the Aggregate Margin Maintenance Asset Value;

                  (d) Subject to Buyer's right to perform one or more Due Diligence Reviews pursuant to Section 12.15 hereof, Buyer shall have completed its due diligence review of the Transaction Asset Documents for the Transaction Asset and such other documents, records, agreements, instruments, mortgaged properties or information relating to such Transaction Asset as Buyer in its sole discretion deems appropriate to review and such review shall be satisfactory to Buyer in its sole discretion;

                  (e) Buyer shall have received from Custodian a Trust Receipt, together with a Transaction Asset Schedule and Exception Report with Exceptions (as defined in the Custodial Agreement) as are acceptable to Buyer in its sole discretion, in respect of the Eligible Transaction Assets to be sold hereunder on such Business Day;

                  (f) Buyer shall have received from the relevant Seller a Lender's Release Letter from an existing lender (if applicable) substantially in the form of Exhibit D-1 hereto (or such other form acceptable to Buyer) or a Seller's Release Letter substantially in the form of Exhibit D-2 hereto (or such other form acceptable to Buyer) covering each Transaction Asset to be sold to Buyer;

                  (g) None of the following shall have occurred and/or be continuing:

                           (i) an event or events shall have occurred resulting in the effective absence of a "repo market" or comparable "lending market" for financing debt obligations secured by mortgage loans or securities for a period of (or reasonably expected to be) at least thirty (30) consecutive days or an event or events shall have occurred resulting in Buyer not being able to finance any Transactions through the "repo market" or "lending market" with traditional counterparties at rates which would have been reasonable prior to the occurrence of such event or events;

                           (ii) an event or events shall have occurred resulting in the effective absence of a "securities market" for securities backed by mortgage loans for a period of (or reasonably expected to be) at least thirty (30) consecutive days or an event or events shall have occurred resulting in Buyer not being able to sell securities backed by mortgage loans at prices which would have been reasonable prior to such event or events; or

                           (iii) there shall have occurred a material adverse change in the financial condition of Buyer which effects (or can reasonably be expected to effect) materially and adversely the ability of Buyer to fund its obligations under this Agreement;

                  (h) Transaction Costs. The relevant Seller shall have paid Buyer from the proceeds of the Purchase Price to be paid in connection with such Transaction, all Transaction Costs for which bills have been submitted; provided, however, that nothing herein shall be deemed to waive such Seller's obligation to pay all Transaction Costs whether billed before or after the entering into a Transaction pursuant to which such Transaction Costs were incurred;

                  (i) Other Documents. Buyer shall have received such other documents, and the relevant Seller shall have taken such other action in order to perfect the ownership interest transferred hereunder and the security interests created hereunder, as Buyer or its counsel shall deem necessary; and

                  (j) No Morgan Stanley Downgrade. MS & Co.'s corporate bond rating as calculated by S&P or Moody's shall not have been lowered or downgraded to a rating below A- as indicated by S&P or below A3 as indicated by Moody's.

                  Each Confirmation by the relevant Seller hereunder shall constitute a certification by such Seller that all the conditions set forth in this Section 6 have been satisfied (both as of the date of such notice, request or confirmation and as of the date of such Transaction).

                  6.03. Additional Requirements.

                  (a) Each Seller and Buyer recognize and agree that the categories of Transaction Assets defined herein as categories of assets which may be submitted by each Seller to Buyer for review by Buyer as Eligible Transaction Assets hereunder are general in nature and that the full scope of such Transaction Asset categories may be unknown. Consequently, the appropriate requirements are not fully known for (i) the documents to be provided by relevant Seller for underwriting and due diligence review by Buyer and (ii) submittals by the relevant Seller in order to transfer ownership and to create and perfect a precautionary first priority security interest in the Transaction Asset, as the case may be. Therefore, Sellers and Buyer agree that, as a further condition precedent to funding a Transaction in respect of any Transaction Asset hereunder, the relevant Seller shall have delivered to Buyer all information and documents determined by Buyer in good faith to be required for its underwriting and examination of such Transaction Asset and for the transfer of ownership or the granting and perfection of a precautionary first priority security interest therein, as the case may be.

                  (b) Without limiting the generality of the foregoing Section 6.03(a), the relevant Seller shall execute and deliver all documents necessary for transfer of a valid ownership interest and the granting of a precautionary first priority security interest in any Transaction Asset, as the case may be, determined by Buyer to be Eligible Transaction Assets hereunder, including without limitation (i) all instruments evidencing indebtedness payable to such Seller or pledged to such Seller as precautionary security for a Transaction,
(ii) all instruments granting or perfecting a security interest for the benefit of such Seller or pledged to such Seller as precautionary security for a Transaction (including, without limitation, assignments, pledge agreements and UCC financing statements), (iii) all instruments evidencing an interest in an entity pledged to such Seller as precautionary security for a Transaction (including, without limitation, partnership interests, shares of corporate stock, participation interests, and other beneficial interests of any kind),
(iv) all instruments guaranteeing the repayment of indebtedness owed to such Seller, or pledged to such Seller for the repayment of a Repurchase Price and
(v) all agreements among holders of debt or equity interests providing for a priority among such parties of interests in related assets forming the basis of a Transaction Asset.

                  Section 7. Representations and Warranties.

                  Each Seller represents and warrants to Buyer that throughout the term of this Agreement:

                  7.01. Existence. Each Seller (a) is a corporation duly organized and validly existing under the laws of the jurisdiction of its organization, (b) has all requisite corporate power, and has all governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted, except where the lack of such licenses, authorizations, consents and approvals would not be reasonably likely to have a Material Adverse Effect on its Property, business or financial condition or prospects; and (c) is qualified to do business, validly existing and is, to the extent determinable, in good standing, in all other jurisdictions in which the nature of the business conducted by it makes such qualification necessary, except where failure so to qualify would not be reasonably likely (either individually or in the aggregate) to have a Material Adverse Effect on its Property, business or financial condition or prospects. The organizational structure chart of the Sellers attached as Schedule 5 hereto is true, accurate and complete as of the Effective Date.

                  7.02. Action. Each Seller has all necessary power, authority and legal right to execute, deliver and perform its obligations under each of the Transaction Documents; the execution, delivery and performance by each Seller of each of the Transaction Documents have been duly authorized by all necessary action on its part; and each Transaction Document has been duly and validly executed and delivered by the relevant Seller and constitutes a legal, valid and binding obligation of such Seller, enforceable against such Seller in accordance with its terms.

                  7.03. Litigation. There are no actions, suits, arbitrations, investigations (including, without limitation, any of the foregoing which are pending or threatened) or other legal or arbitrable proceedings affecting any Seller or any of its Subsidiaries or affecting any of the Property of any of them before any Governmental Authority that (i) questions or challenges the validity or enforceability of any of the Transaction Documents or any action to be taken in connection with the transactions contemplated hereby, (ii) makes a claim or claims in an aggregate amount greater than $5,000,000.00, (iii) which, individually or in the aggregate, if adversely determined, could reasonably be likely to have a Material Adverse Effect, or (iv) requires filing with the Securities and Exchange Commission in accordance with the 1934 Act or any rules thereunder.

                  7.04. No Breach. Neither (a) the execution and delivery of the Transaction Documents nor (b) the consummation of the transactions therein contemplated in compliance with the terms and provisions thereof will conflict with or result in a breach of the articles of incorporation or by-laws of any Seller, or any applicable law, rule or regulation, or any order, writ, injunction or decree of any Governmental Authority, or any Servicing Agreement or other material agreement or instrument to which any Seller or any of its Subsidiaries is a party or by which any of them or any of their Property is bound or to which any of them is subject, or constitute a default under any such material agreement or instrument or result in the creation or imposition of any Lien (except for the Liens created pursuant to this Agreement) upon any Property of any Seller or any of its Subsidiaries pursuant to the terms of any such agreement or instrument.

                  7.05. Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority or any securities exchange are necessary for the execution, delivery or performance by each Seller of the Transaction Documents or for the legality, validity or enforceability thereof, except for filings and recordings in respect of the Liens created pursuant to this Agreement.

                  7.06. Use of Proceeds; Margin Regulations. Neither the making of any Transaction hereunder, nor the use of the proceeds thereof, will violate or be inconsistent with any provisions of Regulation T, U or X. In addition, no part of the proceeds of any Transaction will be used, whether directly, indirectly, immediately, incidentally or ultimately (i) to purchase or carry any "margin stock" within the meaning of Regulation U or to refund indebtedness originally incurred for such purpose, or (ii) for any purpose which entails a violation of, or is inconsistent with, such Regulation U or any other regulations of the Board of Governors of the Federal Reserve System, or (iii) for any purposes prohibited by any applicable law, order, rule, regulation, ordinance or similar code or restriction. If requested by Buyer, the relevant Seller, any applicable Affiliate or Subsidiary of such Seller and the recipient of any portion of the proceeds all or any portion of any Transaction shall furnish to Buyer a statement on Federal Reserve Form G-3 referred to in Regulation U.

                  7.07. Taxes. Each Seller and its consolidated Subsidiaries have filed all Federal income tax returns and all other material tax returns that are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by any of them, except for any such taxes as are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided. The charges, accruals and reserves on the books of each Seller and its consolidated Subsidiaries in respect of taxes and other governmental charges are, in the opinion of the relevant Seller, adequate.

                  7.08. Investment Company Act. The relevant Seller is not required to register as an "investment company" under the Investment Company Act of 1940, as amended.

                  7.09.   Transaction   Assets;   Transfer  of   Ownership   and
Precautionary Collateral Security.

                  (a) The relevant Seller has not assigned, pledged, or otherwise conveyed or encumbered any Eligible Transaction Asset to any other Person, and immediately prior to the sale and precautionary pledge of such Eligible Transaction Asset to Buyer, unless otherwise approved by Buyer in writing, such Seller was the sole owner of such Eligible Transaction Asset and had good and marketable title thereto, free and clear of all Liens, in each case except for Liens to be released simultaneously with the transfer of ownership and granting of the precautionary Liens in favor of Buyer hereunder.

                  (b) The provisions of this Agreement are effective to either constitute a sale of the Transaction Assets or create in favor of Buyer a valid security interest in all right, title and interest of the relevant Seller in, to and under the Transaction Asset.

                  (c) (i) Upon (x) receipt by Custodian of each Mortgage Note evidencing a Subordinate Mortgage Loan or Whole Loan, as applicable, endorsed in blank by a duly authorized officer of the relevant Seller, (y) the recordation of the mortgage to Buyer securing such Subordinate Mortgage Loan or Whole Loan, as applicable, and an assignment of such mortgage and (z) the filing of a UCC financing statement with respect to such assignment of mortgage, Buyer shall either be the owner of the Subordinate Mortgage Loan or Whole Loan or have a fully perfected first priority security interest in the Mortgage Note, subject only to prior liens and encumbrances permitted by Buyer, in the Subordinate
Mortgage Loan or Whole Loan, as applicable, evidenced thereby and in such Seller's interest in the related Property.

                           (ii) Upon (x) receipt by Custodian of each note evidencing a Mezzanine Loan, endorsed in blank by a duly authorized officer of the relevant Seller, (y) the delivery of a duly executed pledge to such Seller of direct or indirect beneficial interests in the Underlying Property and the filing of UCC financing statements with respect thereto, and (z) the delivery by such Seller of a duly executed pledge of such pledged interests and the filing of UCC assignment statements with respect thereto, Buyer shall either be the owner of the Mezzanine Loan or have a fully perfected first priority security interest in such note, in the Mezzanine Loan evidenced thereby, and in such Seller's interest in the related Property.

                           (iii) Upon (i) the delivery to Buyer or its designee of CMBS or other Transaction Assets constituting securities (as defined in Article 8 of the Uniform Commercial Code) in accordance with Section
         6.02 hereof and (ii) the filing of UCC financing statements naming Buyer as "Secured Party" and the relevant Seller as "Debtor", and describing the Transaction Asset, in the jurisdictions and recording offices for which security interests may be perfected in the Transaction Asset by the filing of UCC financing statements, either Buyer will have a valid ownership interest or the security interests granted hereunder in the Transaction Asset will constitute fully perfected first priority security interests under the Uniform Commercial Code in all right, title and interest of such Seller in, to and under such Transaction Asset, and, without limiting the foregoing, Buyer will have a "securities entitlement" (as defined in Article 8 of the Uniform Commercial Code) in the Transaction Asset referenced in the foregoing clause (i).

                           (iv) As to all other Eligible Transaction Assets (including, but not limited to, a B Note, a Mezzanine Loan or a Preferred Equity Interest), upon receipt by Custodian of all documents set forth in Buyer's notice to the relevant Seller pursuant to Section 3.03(c) hereof, Buyer shall have either a valid ownership interest or a fully perfected first priority security interest therein and in Seller's interest in the related Property.

                  (d) Upon the filing of UCC financing statements naming Buyer as "Secured Party" and the relevant Seller as "Debtor", and describing the Transaction Asset, in the jurisdictions and recording offices for which security interests may be perfected in the Transaction Asset by the filing of UCC financing statements, the security interests granted hereunder in the Transaction Asset will constitute either a valid ownership interest or a fully perfected first priority security interests under the Uniform Commercial Code in all right, title and interest of such Seller in, to and under such Transaction Asset which can be perfected by filing under the Uniform Commercial Code.

                  7.10. Chief Executive Office. Each Seller's chief executive office on the Effective Date is located at 410 Park Avenue, 14th Floor, New York, New York 10022.

                  7.11. Location of Books and Records. The location where each Seller keeps its books and records, including all computer tapes and records relating to the Transaction Assets is its chief executive office.

                  7.12. True and Complete Disclosure. The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of each Seller to Buyer in connection with the negotiation, preparation or delivery of this Agreement and the other Transaction Documents or included herein or therein or delivered pursuant hereto or thereto, when taken as a whole, (x) do not contain any untrue statement of material fact or (y) omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, true. All written information furnished after the date hereof by or on behalf of each Seller to Buyer in connection with this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby, will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to the actual knowledge of a Responsible Officer of each Seller, after due inquiry, that could reasonably be expected to have a Material Adverse Effect that has not been disclosed herein, in the other Transaction

Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to Buyer for use in connection with the transactions contemplated hereby or thereby.

                  7.13. ERISA. Each Plan to which any Seller or its Subsidiaries make direct contributions, and, to the knowledge of the relevant Seller, each other Plan and each Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and any other Federal or State law. No event or condition has occurred and is continuing as to which any Seller would be under an obligation to furnish a report to Buyer under Section 8.01(e) hereof assuming a request therefor has been made by Buyer.

                  Section 8. Covenants of Sellers. Each Seller covenants and agrees with Buyer that, so long as any Transaction is outstanding and until payment in full of all Repurchase Obligations:

                  8.01. Financial Statements, Reports, etc. Each Seller shall, or, to the extent applicable, shall cause Servicer to, deliver to Buyer:

                  (a) the Monthly Statement;

                  (b) as soon as  available  and in any event  within sixty (60)
days after the end of each of the first three quarterly fiscal periods of each fiscal year of the relevant Seller, a status report with respect to such period which describes the cumulative sources and uses of funds for the immediately preceding calendar quarter on each asset sold under this Agreement and a detailed report in a form reasonably satisfactory to Buyer, together with the unaudited, consolidated balance sheets of such Seller and its consolidated Subsidiaries as at the end of such period and the related unaudited, consolidated statements of income and retained earnings and of cash flows of such Seller and its consolidated Subsidiaries for such period and the portion of the fiscal year through the end of such period, setting forth in each case in comparative form the figures for the previous year, accompanied by a certificate of a Responsible Officer of such Seller, which certificate shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of such Seller and its consolidated Subsidiaries in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments);

                  (c) as soon as available and in any event within ninety (90) days after the end of each fiscal year of the relevant Seller, the consolidated balance sheets of the relevant Seller and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for such Seller and its consolidated Subsidiaries for such year, setting forth in each case in comparative form the figures for the previous year, accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall not be qualified as to scope of audit or going concern and shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of such Seller and its consolidated Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP, and a certificate of such accountants stating that, in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Default or Event of Default;

                  (d) within sixty (60) days following the end of each of the first three calendar quarters in any fiscal year, or within ninety (90) days following the end of each fiscal year, as the case may be, a certificate from a Responsible Officer of the relevant Seller in form and substance reasonably satisfactory to Buyer that such Seller during such fiscal period or year has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other

Transaction Documents to be observed, performed or satisfied by them, and that there has been no Event of Default and no Material Adverse Effect;

                  (e) within fifteen (15) Business Days after Buyer's request, such further information with respect to the operation of any real property, the Transaction Asset, the financial affairs of the relevant Seller and any Plan and Multiemployer Plan as may be requested by Buyer, including all business plans prepared by or for such Seller; provided, however, that with respect to information not previously known to, or in the possession of, such Seller relating to any Multiemployer Plan, such Seller shall only be required to provide such information as may be obtained through good faith efforts;

                  (f) upon Buyer's request, a copy of any financial or other report the relevant Seller shall receive from any underlying obligor with respect to a Transaction Asset within fifteen (15) days after such Seller's receipt thereof; and

                  (g) such other reports as Buyer shall reasonably require.

                  8.02. Litigation.  Each Seller will promptly, and in any event within 10 days after service of process on any of the following, give to Buyer notice of all litigation, actions suits, arbitrations, investigations (including, without limitation, any of the foregoing which are pending or threatened) or other legal or arbitrable proceedings affecting the relevant Seller or any of its Subsidiaries or affecting any of the Property of any of them before any Governmental Authority that (i) questions or challenges the validity or enforceability of any of the Transaction Documents or any action to be taken in connection with the transactions contemplated hereby, (ii) makes a claim or claims in an aggregate amount greater than $1,000,000.00, or (iii) which, individually or in the aggregate, if adversely determined could reasonably be likely to have a Material Adverse Effect.

                  8.03. Existence, etc. Each Seller will:

                  (a) preserve and maintain its legal existence and all of its material rights, privileges, licenses and franchises (provided that nothing in this Section 8.03(a) shall prohibit any transaction expressly permitted under
Section 8.04 hereof);

                  (b) comply with the requirements of all applicable laws, rules, regulations and orders of Governmental Authorities (including, without limitation, all environmental laws) if failure to comply with such requirements would be reasonably likely (either individually or in the aggregate) to have a Material Adverse Effect on its Property, business or financial condition, or prospects;

                  (c) keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied;

                  (d) not move its chief executive office from the address referred to in Section 7.10 unless it shall have provided Buyer ten (10) days' prior written notice of such change;

                  (e) pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained; and

                  (f) permit representatives of Buyer, during normal business hours, to examine, copy and make extracts from its books and records, to inspect any of its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by Buyer.

                  8.04. Prohibition of Fundamental Changes. None of the Sellers shall enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation, winding up or dissolution) or sell all or substantially all of its assets; provided that a Seller may enter into a merger or consolidation if (a) the surviving or resulting entity shall be a corporation or partnership organized under the laws of the United States or any state thereof; (b) such entity shall expressly assume by written agreement, in form and substance satisfactory to Buyer in Buyer's sole discretion, the performance of all of the relevant Seller's duties and obligations under this Agreement and the Transaction Documents; and (c) such entity shall be at least as creditworthy as such Seller, as determined by Buyer in Buyer's sole and absolute discretion; and, provided, further, that if after giving effect thereto, no Default would exist hereunder.

                  8.05. Aggregate Margin Maintenance Asset Value Deficiency. If at any time there exists an Aggregate Margin Maintenance Asset Value Deficiency, each Seller shall cure same in accordance with Section 3.04 hereof.

                  8.06. Notices. Each Seller shall give notice to Buyer:

                  (a) promptly upon receipt of notice or knowledge of the occurrence of any Default or Event of Default;

                  (b) with respect to any Transaction Asset sold to Buyer hereunder, immediately upon receipt of any principal payment (in full or partial) or payment in respect of an Equity Interest;

                  (c) with respect to any Transaction Asset sold to Buyer hereunder, immediately upon receipt of notice or knowledge that the Underlying Property has been damaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, or otherwise damaged so as to affect adversely the Asset Value of such Transaction Asset;

                  (d) promptly upon receipt of notice or knowledge of (i) any default related to any Transaction Asset unless otherwise specifically approved by Buyer in writing, (ii) any Lien or security interest (other than security interests created hereby or by the other Transaction Documents) on, or claim asserted against, any of the Transaction Asset, (iii) any event or change in circumstances has or could reasonably be expected to have an adverse affect on the Margin Maintenance Asset Value of the Transaction Asset for a Transaction or
(iv) any event or change in circumstances which could reasonably be expected to have a Material Adverse Effect;

                  (e)  with  respect  to any  Transaction  Asset  sold to  Buyer hereunder, promptly upon entering into a modification of any documents pertaining to such Transaction Asset which would have a material adverse effect on such Transaction Asset; and

                  (f) with respect to any Transaction Asset, immediately upon the acquisition or receipt by the relevant Seller or any Affiliate of such Seller of any interest of any kind in respect of such Transaction Asset which interest has not been sold to Buyer as Transaction Asset Item under this Agreement.

                  Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer of the relevant Seller setting forth details of the occurrence referred to therein and stating what action such Seller has taken or proposes to take with respect thereto.

                  8.07. Reports. Each Seller shall provide Buyer with a quarterly report, which report shall include, among other items, a summary of the relevant Seller's delinquency and loss experience with respect to any Transaction Asset serviced by such Seller, any Servicer or any designee of either, plus any such additional reports as Buyer may reasonably request with respect to such Seller's or any Servicer's servicing portfolio or pending originations of Transaction Assets. 8.08. Transactions with Affiliates. None of the Sellers shall, except as approved by Buyer in writing, enter into any transaction in any manner relating to any Transaction Asset hereunder, including without limitation any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate; provided, however, that Buyer may consider for approval any such transaction which is (a) otherwise permitted under this Agreement, (b) in the ordinary course of the relevant Seller's business and (c) upon fair and reasonable terms no less favorable to such Seller than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate, or make a payment under such transactions that is not otherwise permitted by this Section 8.08 to any Affiliate.

                  8.09. Foreclosure or Other Remediation by Seller. Any Seller may propose, and Buyer will consider but shall be under no obligation to approve, strategies for the foreclosure or other realization upon the security for underlying loans held by the relevant Seller relating to any Transaction Asset hereunder.

                  8.10. Limitation on Liens. Each Seller will defend the Transaction Asset against, and will take such other action as is necessary to remove, any Lien, security interest or claim on or to the Transaction Assets, other than the security interests created, or otherwise specifically permitted in writing by Buyer under this Agreement, and each Seller will defend the right, title and interest of Buyer's in and to any Transaction Asset against the claims and demands of all persons whomsoever. Each Seller may request from time to time, subject to Buyer's approval in Buyer's sole determination, to sell participation interests in its interests in Transaction Assets, the sale of which participation interests shall be arm's length transactions and subject to such terms and conditions as Buyer in its sole discretion shall require.

                  8.11. Limitation on Distributions. After the occurrence and during the continuation of any Event of Default, none of the Sellers shall make any payment on account of, or set apart assets for, a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of any equity or partnership interest of the relevant Seller, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of such Seller; provided that such Seller shall make such distributions which shall be sufficient to maintain REIT rule compliance, if applicable.

                  8.12. Maintenance of Ratio of Earnings Before Interest, Taxes, Depreciation and Amortization to Interest and Preferred Dividends. CT shall not permit the ratio of (a) earnings before interest, taxes, depreciation and amortization (excluding dividends) of CT and its consolidated Subsidiaries to
(b) the sum of (i) interest expense and (ii) preferred dividends of CT and its consolidated Subsidiaries, to be less than 1.20:1.

                  8.13. Maintenance of Ratio of Total Indebtedness to Tangible Net Worth. CT shall not permit the ratio of Total Indebtedness to Tangible Net Worth at any time to be greater than 5:1. Buyer may consider waiving the foregoing requirements under certain circumstances if requested by a Seller; however, Buyer shall be under no obligation to do so.

                  8.14. Servicer; Servicing Tape. Each Seller shall provide to Buyer on the fifteenth (15th) calendar day of each month, or if such day is not a Business Day then on the first Business Day immediately following such day, a computer readable file containing servicing information, including without limitation those fields specified by Buyer from time to time, on a loan-by-loan basis and in the aggregate, with respect to the Loan Assets, B Notes, CMBS, Preferred Equity Interests, participation interests in any of the foregoing, CDO Notes and Other Approved Assets serviced hereunder by the relevant Seller or any Servicer. None of the Sellers shall cause any Transaction Asset to be serviced by any servicer other than a servicer expressly approved in writing by Buyer.

                  8.15. Remittance of Prepayments. Each Seller shall remit, with sufficient detail to enable Buyer to appropriately identify the Transaction, or Transactions, to which any amount remitted applies, to Buyer on each Business Day an amount equal to the product of (i) all principal prepayments that the relevant Seller has received during the previous Business Day and (ii) the Purchase Rate for the related Transaction Asset, together with all Periodic Advance Repurchase Payments and Late Fees due with respect to such Transaction or Transactions through the date of such remittance, any and all charges due with respect to such Transactions and any and all costs and expenses incurred by Buyer (as provided in this Agreement) in connection with such Transactions and the prepayment of the Repurchase Price in respect thereof.

                  Section 9. Events of Default. Each of the following events shall constitute an event of default (an "Event of Default") hereunder:

                  (a) any Seller shall default in the payment of any Repurchase Price or Periodic Advance Repurchase Price Payment with respect to any Transaction when due; or

                  (b) any Seller shall default in the payment of any repurchase price or periodic payments with respect to, or principal of or interest on, any MS Indebtedness when due (whether at stated maturity, upon acceleration or at mandatory or optional prepayment, if applicable) or

                  (c) any Seller shall default in the payment of any other amount payable by it hereunder or under any other Transaction Document after notification by Buyer of such default, and such default shall have continued unremedied for seven (7) Business Days; or

                  (d) any representation, warranty or certification made or deemed made herein, or in any other Transaction Document by any Seller or any certificate furnished to Buyer pursuant to the provisions hereof or thereof shall prove to have been false or misleading in any material respect as of the time made or furnished (other than the representations and warranties set forth in Section 7.09 hereof which shall be considered solely for the purpose of
Section 3.04(b) hereof unless the relevant Seller shall have made any such representations and warranties with knowledge that they were materially false or misleading at the time made); or

                  (e) any Seller shall fail to comply with the  requirements  of
Section 8.03(a), Section 8.04, Section 8.05, Section 8.06, or Sections 8.08 through 8.15 hereof; or any Seller shall otherwise fail to comply with the requirements of Section 8.03 hereof and such default shall continue unremedied for a period of ten (10) Business Days; or any Seller shall fail to observe or perform any other covenant or agreement contained in this Agreement or any other Transaction Document and such failure to observe or perform shall continue unremedied for a period of ten (10) Business Days; or

                  (f) a final judgment or judgments for the payment of money in excess of $5,000,000.00 in the aggregate shall be rendered against any Seller or any of its Subsidiaries by one or more courts, administrative tribunals or other bodies having jurisdiction and the same shall not be satisfied, discharged (or provision shall not be made for such discharge) or bonded, or a stay of execution thereof shall not be procured, within thirty (30) days from the date of entry thereof, and the relevant Seller or any such Subsidiary shall not, within said period of thirty (30) days, or such longer period during which execution of the same shall have been stayed or bonded, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

                  (g) any Seller shall admit in writing its inability to pay its debts as such debts become due; or

                  (h) any Seller or any of its Subsidiaries shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator or the like of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code,
(iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or (vi) take any corporate or other action for the purpose of effecting any of the foregoing; or

                  (i) a proceeding or case shall be commenced, without the application or consent of the relevant Seller or any of its Subsidiaries, in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner, liquidator or the like of such Seller or any such Subsidiary or of all or any substantial part of its property, or (iii) similar relief in respect of such Seller or any such Subsidiary under any law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of thirty (30) or more days; or an order for relief against such Seller or any such Subsidiary shall be entered in an involuntary case under the Bankruptcy Code; or

                  (j) the Custodial Agreement or any Transaction Document shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by any Seller; or

                  (k) any Seller shall grant, or suffer to exist, any Lien on any Transaction Asset except the Liens contemplated hereby; or the Liens contemplated hereby shall cease to be first priority perfected Liens on the Transaction Asset in favor of Buyer or shall be Liens in favor of any Person other than Buyer; or

                  (l) any Seller or any of its respective Subsidiaries shall be in default under any note, indenture, loan agreement, guaranty, swap agreement or any other contract to which it is a party (other than MS Indebtedness), which default (i) involves the failure to pay a matured obligation, or (ii) permits the acceleration of the maturity of obligations by any other party to or beneficiary of such note, indenture, loan agreement, guaranty, swap agreement or other contract, in any such case in which the amount of such obligation or obligations, in the aggregate, exceed $10,000,000.00;

                  (m) any materially adverse change in the business or financial condition of any Seller or any of its Subsidiaries shall occur, in each case as determined by Buyer in its sole discretion, or any other condition shall exist which, in Buyer's sole discretion, constitutes a material impairment of the relevant Seller's ability to perform its obligations under this Agreement or any other Transaction Document;

                  (n) MS & Co.'s corporate bond rating has been lowered or downgraded to a rating below A- by S&P or A3 by Moody's and any Seller shall have failed to repay all amounts owing to Buyer under this Agreement and the other Transaction Documents within ninety (90) days following such downgrade; or

                  (o) the matters set forth in the certificate delivered by each Seller pursuant to paragraph 6.01(c) shall at any time cease to be true.

                  Section 10. Remedies Upon Default.

                  (a) Upon the occurrence of one or more Events of Default other than those referred to in Section 9(g) or Section 9(h), Buyer may immediately declare the Repurchase Price of the Transactions then outstanding to be immediately due and payable, together with all interest thereon and fees and expenses accruing under this Agreement. Upon the occurrence of an Event of Default referred to in Section 9(g) or Section 9(h), the Repurchase Price shall immediately and automatically become due and payable without any further action by any Person.

                  (b) Upon the occurrence of one or more Events of Default, Buyer shall have the right to obtain physical possession of the Servicing Records and all other files of the relevant Seller relating to the Transaction Assets and all documents relating to the Transaction Assets which are then or may thereafter come in to the possession of such Seller or any third party acting for such Seller and such Seller shall deliver to Buyer such assignments as Buyer shall request. Buyer shall be entitled to specific performance of all agreements of the relevant Seller contained in this Agreement.

                  (c) Upon the occurrence of an Event of Default, without limiting any other rights or remedies of Buyer, Buyer shall have the right to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by or for account of Buyer or Buyer's Affiliates to any indebtedness at any time owing to Buyer to the credit or for the account of the relevant Seller against any and all of the Indebtedness of such Seller, irrespective of whether Buyer shall have made any demand under this Agreement, the Note, any other Security Document or any other document executed in connection with any other MS Indebtedness.

                  Section 11. No Duty of Buyer. The powers conferred on Buyer hereunder are solely to protect Buyer's interests in the Transaction Assets and shall not impose any duty upon it to exercise any such powers. Buyer shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to any Seller for any act or failure to act hereunder, except for its or their own gross negligence or willful misconduct.

                  Section 12. Miscellaneous.

                  12.01. Waiver. No failure on the part of Buyer to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Transaction Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any Transaction Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                  12.02. Notices. Except as otherwise expressly permitted by this Agreement, all notices, requests and other communications provided for herein and under the Custodial Agreement (including without limitation any modifications of, or waivers, requests or consents under, this Agreement) shall be given or made in writing (including without limitation by telex or telecopy) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or thereof; or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. Except as otherwise provided in this Agreement and except for notices given under Section 3 (which shall be effective only on receipt), all such communications shall be deemed to have been duly given when transmitted by telex or telecopy or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                  12.03. Indemnification and Expenses.

                  (a) Each Seller agrees to hold Buyer, and its Affiliates and their officers, directors, employees, agents and advisors (each an "Indemnified Party") harmless from and indemnify any Indemnified Party against all liabilities, losses, damages, judgments, costs and expenses of any kind which may be imposed on, incurred by or asserted against such Indemnified Party (collectively, the "Costs") relating to or arising out of this Agreement, any Confirmations, any other Transaction Document or any transaction contemplated hereby or thereby, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, any Confirmations, any other Transaction Document or any transaction contemplated hereby or thereby, that, in each case, results from anything other than any Indemnified Party's gross negligence or willful misconduct. Without limiting the generality of the foregoing, each Seller agrees to hold any Indemnified Party harmless from and indemnify such Indemnified Party against all Costs with respect to all Transaction Assets relating to or arising out of any violation or alleged violation of any environmental law, rule or regulation or any consumer credit laws, including without limitation the Truth in Lending Act and/or the Real Estate Settlement Procedures Act, that, in each case, results from anything other than such Indemnified Party's gross negligence or willful misconduct. In any suit, proceeding or action brought by an Indemnified Party in connection with any Transaction Asset for any sum owing thereunder, or to enforce any provisions of any Transaction Asset Document, each Seller will save, indemnify and hold such Indemnified Party harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by any Seller of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from any Seller. Each Seller also agrees to reimburse an Indemnified Party as and when billed by such Indemnified Party for all such Indemnified Party's costs and expenses incurred in connection with the enforcement or the preservation of such Indemnified
Party's rights under this Agreement, the Confirmation, any other Transaction Document or any transaction contemplated hereby or thereby, including without limitation the reasonable fees and disbursements of its counsel. In the event the sale of a Transaction Asset is re-characterized as a loan, each Seller hereby acknowledges that, notwithstanding the fact that the obligations of the relevant Seller are secured by such Transaction Asset, all obligations of such Seller hereunder are recourse obligations of such Seller.

                  (b) Each Seller agrees to pay as and when billed by Buyer all of the out-of-pocket costs and expenses incurred by Buyer in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement, any Confirmation, any other Transaction Document or any other documents prepared in connection herewith or therewith. Each Seller agrees to pay as and when billed by Buyer all of the out-of-pocket costs and expenses incurred in connection with the consummation and administration of the transactions contemplated hereby and thereby including without limitation (i) all the reasonable fees, disbursements and expenses of counsel to Buyer and (ii) all the due diligence, inspection, testing and review costs and expenses incurred by Buyer with respect to Transaction Asset under this Agreement, including, but not limited to, those costs and expenses incurred by Buyer pursuant to Sections 12.03(a), 12.14 and 12.15 hereof.

                  12.04. Amendments. Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be modified or supplemented only by an instrument in writing signed by each Seller and Buyer and any provision of this Agreement may be waived by Buyer.

                  12.05. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                  12.06. Survival. The obligations of each Seller under Sections
4.04 and 12.03 hereof shall survive the repayment of the Transactions and the termination of this Agreement. In addition, each representation and warranty made or deemed to be made by delivery of a Confirmation by any Seller, herein or pursuant hereto shall survive the entering into of such representation and warranty, and Buyer shall not be deemed to have waived, by reason of making any Transaction, any Default that may arise because any such representation or warranty shall have proved to be false or misleading, notwithstanding that Buyer may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such Transaction was made.

                  12.07. Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

                  12.08. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

                  12.09. Agreement Constitutes Security Agreement; Governing Law. This Agreement shall be governed by the internal laws of the State of New York, and shall constitute a security agreement within the meaning of the Uniform Commercial Code.

                  12.10. SUBMISSION TO JURISDICTION; WAIVERS. EACH SELLER HEREBY IRREVOCABLY AND UNCONDITIONALLY:

                           (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE CONFIRMATIONS AND THE OTHER TRANSACTION DOCUMENTS, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

                           (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

                           (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH BUYER SHALL HAVE BEEN NOTIFIED; AND

                           (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

                  12.11. WAIVER OF JURY TRIAL. EACH SELLER AND BUYER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  12.12. Acknowledgments. Each Seller hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Transaction Documents;

                  (b) Buyer has no fiduciary relationship to the relevant Seller; and

                  (c) no joint venture exists between Buyer and the relevant Seller.

                  12.13. Hypothecation or Pledge of Transactions. Buyer shall have free and unrestricted use of all Transaction Assets and nothing in this Agreement shall preclude Buyer from engaging in repurchase transactions with the Transaction Assets or otherwise pledging, re-pledging, hypothecating, or re-hypothecating the Transaction Assets or pledging or otherwise transferring its rights to payment hereunder in respect of any Transaction made hereunder; provided that (i) no action by Buyer referred to in this sentence shall confer on any Person other than Buyer any right against any Seller to require any prepayment of the Purchase Price under Section 3.04 hereof, the right to determine the Purchase Price or Asset Value with respect to any Transaction Asset or any right to enforce against any Seller any other provision of this Agreement, but may grant to any Person the right to require Buyer to enforce any such provisions and (ii) in no event shall Buyer be permitted to assign or transfer (but shall be permitted to participate or pledge) any interest in any Transaction Asset or this Agreement without the prior notice to Seller. Nothing contained in this Agreement shall obligate Buyer to segregate any Transaction Asset delivered to Buyer by any Seller.

                  12.14. Servicing.

                  (a) Each Seller covenants to maintain or cause the servicing of the Transaction Asset to be maintained with respect to each type of Transaction Asset transferred to Buyer hereunder in conformity with accepted and prudent servicing practices in the industry for such same type of Transaction Asset and in a manner at least equal in quality to the servicing the relevant Seller provides for assets similar to such Transaction Asset which it owns. In the event that the preceding language is interpreted as constituting one or more servicing contracts, each such servicing contract shall terminate automatically upon the earliest of (i) an Event of Default, (ii) the date on which all the Repurchase Obligations have been paid in full or (iii) the transfer of servicing approved by the relevant Seller and Buyer, which Buyer's approval shall not be unreasonably withheld. Midland Loan Services, Inc. shall be the initial servicer.

                  (b) If the Transaction Assets, or any portion thereof, are serviced by a Seller, (i) the relevant Seller agrees that Buyer is the owner and precautionary collateral assignee of all servicing records, including but not limited to any and all servicing agreements, files, documents, records, data bases, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any other records relating to or evidencing the servicing of such Transaction Asset (the "Servicing Records"), and (ii) such Seller transfers to Buyer a valid ownership interest and grants Buyer a precautionary security interest in all servicing fees and rights relating to such Transaction Asset and all Servicing Records to secure the obligation of such Seller or its designee to service in conformity with this Section and any other obligation of such Seller to Buyer. The relevant Seller covenants to safeguard such Servicing Records and to deliver them promptly to Buyer or its designee (including Custodian) at Buyer's request.

                  (c) If the Transaction Assets, or any portion thereof, are serviced by a third party servicer (such third party servicer, the "Servicer"), Seller (i) shall provide a copy of the servicing agreement to Buyer, which shall be in form and substance acceptable to Buyer (the "Servicing Agreement") and
(ii) hereby irrevocably assigns to Buyer and Buyer's successors and assigns all right, title, interest of Seller in, to and under, and the benefits of, any Servicing Agreement with respect to such Transaction Asset. Any successor to the Servicer shall be approved in writing by Buyer prior to such successor's assumption of servicing obligations with respect to such Transaction Asset.

                  (d) Each Seller shall provide to Buyer a letter from the relevant Seller (if such Seller is the Servicer) or the Servicer, as the case may be, to the effect that upon the occurrence of an Event of Default, Buyer may terminate any Servicing Agreement and transfer servicing to its designee, at no cost or expense to Buyer, it being agreed that Sellers will pay any and all fees required to terminate the Servicing Agreement and to effectuate the transfer of servicing to the designee of Buyer.

                  (e) After the Purchase Date, until the rights to any Transaction Assets under the Transaction Documents are relinquished by Custodian, no Seller shall have the right to modify or alter the terms of any of the documents pertaining to such Transaction Asset and the relevant Seller will have no obligation or right to repossess such Transaction Asset or substitute other Transaction Asset, except as provided in the Custodial Agreement; provided, however, that so long as no Default or Event of Default has occurred and is continuing, such Seller may enter into such modifications of the terms of such documents as do not, as to any specific Transaction Asset, (i) result in a negative monetary effect or (ii) constitute a material adverse effect.

                  (f) In the event a Seller or its Affiliate is servicing any Transaction Asset, the relevant Seller shall permit Buyer to inspect such Seller's or its Affiliate's servicing facilities, as the case may be, for the purpose of satisfying Buyer that such Seller or its Affiliate, as the case may be, has the ability to service such Transaction Asset as provided in this Agreement.

                  (g) Each Seller shall cause the Servicer to provide a copy of each report and notice sent to the relevant Seller to be sent to Buyer concurrently therewith.

                  12.15. Periodic Due Diligence Review. Each Seller acknowledges that Buyer has the right to perform continuing due diligence reviews with respect to any Transaction Asset, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or determining and re-determining the Aggregate Margin Maintenance Asset Value under Section 3.04(a) hereof, or otherwise, and each Seller agrees that Buyer, at its option, has the right at any time to conduct a partial or complete due diligence review on any or all of the Transaction Assets securing the Transactions, including, without limitation, ordering new credit reports and Appraisals on the applicable Transaction Asset and otherwise regenerating the information used to originate such Transaction Asset(s). Upon reasonable (but no less than one (1) Business
Day)  prior   notice  to  the   relevant   Seller,   Buyer  or  its   authorized
representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Asset Files and any and all documents, records, agreements, instruments or information relating to such Transaction Asset in the possession or under the control of such Seller and/or

Custodian. Each Seller also shall make available to Buyer a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Asset Files and the Transaction Assets. Each Seller agrees to cooperate with Buyer and any third party underwriter designated by Buyer in connection with such underwriting, including, but not limited to, providing Buyer and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Transaction Asset in the possession, or under the control, of the relevant Seller. Each Seller further agrees that the relevant Seller shall reimburse Buyer for any and all out-of-pocket costs and expenses incurred by Buyer in connection with Buyer's activities pursuant to this Section 12.15.

                  12.16. Intent.

                  (a) The parties hereto recognize that each Transaction is a "repurchase agreement" as that term is defined in Section 101 of Bankruptcy Code (except insofar as the type of Transaction Assets subject to such Transaction or the term of such Transaction would render such definition inapplicable), or a "securities contract" as that term is defined in Section 741 of the Bankruptcy Code (except insofar as the type of Transaction Assets subject to such Transaction would render such definition inapplicable).

                  (b) It is understood that either party's right to liquidate Transaction Assets delivered to it in connection with Transactions hereunder or to exercise any other remedies pursuant to Section 5 hereof is a contractual right to liquidate such Transaction as described in Sections 555 and 559 of the Bankruptcy Code.

                  (c) The parties agree and acknowledge that if a party hereto is an "insured depository institution," as such term is defined in the Federal Deposit Insurance Act, as amended ("FDIA"), then each Transaction hereunder is a "qualified financial contract," as that term is defined in FDIA and any rules, orders or policy statements thereunder (except insofar as the type of Transaction Assets subject to such Transaction would render such definition inapplicable).

                  (d) It is understood that this Agreement constitutes a "netting contract" as defined in and subject to Title IV of the Federal Deposit Insurance Corporation Improvement Act of 1991 ("FDICIA") and each payment entitlement and payment obligation under any Transaction hereunder shall constitute a "covered contractual payment entitlement" or "covered contractual payment obligation", respectively, as defined in and subject to FDICIA (except insofar as one or both of the parties is not a "financial institution" as that term is defined in FDICIA or regulations promulgated thereunder).

                  12.17. Change of any Seller's State of Formation. If any Seller shall change the State under whose laws the relevant Seller shall be organized, such Seller shall promptly provide Buyer with a copy of its new articles of organization, articles of incorporation or similar document, certified by the Secretary of State or other appropriate official of such Seller's new State of formation, if applicable, together with such opinions of counsel regarding such change as Buyer, in its sole discretion, shall require.

                  12.18. Set-Off. In addition to any rights and remedies of Buyer provided by this Agreement and by law, Buyer shall have the right, without prior notice to a Seller, any such notice being expressly waived by each Seller to the extent permitted by applicable law, upon any amount becoming due and payable by the relevant Seller hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by Buyer or any Affiliate thereof to or for the credit or the account of such Seller. Buyer agrees promptly to notify the relevant Seller after any such set-off and application made by Buyer; provided that the failure to give such notice shall not affect the validity of such set-off and application.

                  12.19. Joint and Several Liability. The obligations of the Sellers under this Agreement and the Transaction Documents shall be joint and several.

                  12.20. Reimbursement of Structuring Fee. In the event (a) (i) MS & Co.'s corporate bond rating as calculated by S&P or Moody's shall have been lowered or downgraded to a rating below A- as indicated by S&P or below A3 as indicated by Moody's and (ii) each Seller shall have repurchased all of the Transaction Assets and shall have repaid all amounts owing to Buyer under this Agreement within one-hundred eighty (180) days following such downgrade or (b) any of the events described in Sections 4.09(a), 4.09(b), 4.09(c) or
6.02(g)(iii) shall occur and each Seller elects to repurchase all of the relevant Transaction Assets and has repaid to Buyer all amounts due to Buyer under this Agreement, Buyer shall refund to Sellers a portion of the Structuring Fee paid to Buyer hereunder, in an amount equal to the product of (1) the amount of such Structuring Fee multiplied by (2) the quotient of (x) the number of days remaining from the date of such repayment in full to, and including, the Termination Date divided by (y) the number of days from and after the date hereof to, and including, the Termination Date.


                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.



                                CAPITAL TRUST, INC.,
                                    as a Seller


                                By: /s/ Geoffrey G. Jervis
                                   Name:  Geoffrey G. Jervis
                                   Title:  Chief Financial Officer



                                CT RE CDO 2004-1 SUB, LLC,
                                    as a Seller


                                By: /s/ Geoffrey G. Jervis
                                    Name:  Geoffrey G. Jervis
                                    Title:  Chief Financial Officer



                                CT RE CDO 2005-1 SUB, LLC,
                                    as a Seller


                                By: /s/ Geoffrey G. Jervis
                                     Name:  Geoffrey G. Jervis
                                     Title:  Chief Financial Officer



                                Address for Notices:
                                -------------------

                                410 Park Avenue, 14th floor
                                New York, New York 10022
                                Attention:  Geoffrey G. Jervis
                                Telecopier No.:  (212) 655-0044
                                Telephone No.:  (212) 655-0247

                                With a copy to:
                                Paul, Hastings, Janofsky & Walker LLP
                                75 East 55th Street
                                New York, New York 10022
                                Attention:  Robert J. Grados, Esq.
                                Telecopier No.:  (212) 230-7830
                                Telephone No.:  (212) 318-6923


                 [SIGNATURE PAGE TO MASTER REPURCHASE AGREEMENT]

                                MORGAN STANLEY BANK,
                                    as Buyer


                                By: /s/ Andrew Neuberger
                                   Name:  Andrew Neuberger
                                   Title:    Vice President

                                Address for Notices:
                                -------------------

                                Morgan Stanley Bank
                                2500 Lake Park Boulevard, Suite 3C
                                West Valley City, Utah  84120
                                Attention:  Richard Felix
                                Telephone:  801-902-4055
                                Facsimile:  801-902-4087
                                E-mail:  richard.felix@morganstanley.com
                                                             and
                                     wltapes@morganstanley.com

                                     with copies to:
                                     --------------

                                     SPG Warehouse Group
                                     1221 Avenue of Americas, 27th Floor
                                     New York, New York  10020
                                     Attention:  Andrew Neuberger
                                     Telephone:  212-762-6401
                                     Facsimile:  212-507-4137
                                     E-mail:  andrew.neuberger@morganstanley.com

                                and

                                Morgan Stanley Law Division
                                1221 Avenue of the Americas, 5th Floor
                                New York, New York  10020
                                Attention:  Su Sun Bai, Esq.
                                Telephone:  212-761-4729
                                Facsimile: 212-296-3146
                                E-mail:  su.bai@morganstanley.com

                                and

                                Clifford Chance US LLP
                                31 West 52nd Street
                                New York, New York  10019
                                Attention:  David C. Djaha, Esq.
                                Telephone:  212-878-8158
                                Facsimile:  212-878-8375
                                E-mail:  david.djaha@cliffordchance.com


       [SIGNATURE PAGE AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT]

                                   SCHEDULE 1

                        FILING JURISDICTIONS AND OFFICES


Delaware Secretary of State

Maryland Secretary of State

                                   SCHEDULE 2

                               APPROVED APPRAISERS

1. KTR Appraisal Services

2. Cushman & Wakefield, Inc.

3. CB Richard Ellis

4. The Weitzman Group

5. Greenwich Group

6. Joseph Blake

7. Grubb & Ellis

8. HVS International

9. PWC


                                      S2-1

                                   SCHEDULE 3

                               APPROVED ENGINEERS

1. EMG

2. KTR Realty Services

3. Merritt & Harris, Inc.

4. C.A. Rich, Inc.

5. IVI

6. Dames & Moore

7. Law Environmental

8. Eckland

9. EM&CA

10. Acqua Terra

11. ATC (BCM Engineers)

12. Horn Chandler & Thomas

13. National Assessment Corporation

14. Property Solutions Inc.

15. PSI

16. Aaron & Wright


                                      S3-1

                                   SCHEDULE 4

                       APPROVED ENVIRONMENTAL CONSULTANTS

1. Acqua Terra

2. Law Environmental

3. KTR Realty Services

4. EMG

5. Clayton

6. Dames & Moore

7. Brown & Root

8. C.A. Rich, Inc.

9. Eckland

10. EM&CA

11. ATC (BCM Engineers)

12. Front Royal

13. IVI

14. Aaron & Wright

15. Certified Environmental Inc.

16. Environ Business, Inc.

17. Property Solutions, Inc.

18. PSI

19. National Assessment Corporation

20. Hillman Environmental Group


                                      S4-1

                                   SCHEDULE 5

                    ORGANIZATIONAL STRUCTURE CHART OF SELLER


                                      S5-1

                                                                       EXHIBIT A
                                                                       ---------

                             [FORM OF CONFIRMATION]

                  Master Repurchase Agreement, dated as of July __, 2005 (the "Repurchase Agreement"), by and between [relevant Seller] and Morgan Stanley Bank (the "Buyer"),


Buyer:                                                          Morgan Stanley Bank

Seller:                                                         CTMP III MS Finance Sub, LLC

Requested Fund Date:                                            _____________________________________________________

Transmission Date:                                              _____________________________________________________

Transmission Time:                                              _____________________________________________________

Type of Funding:                                                Table-Funded:________________________________________

                                                                Non-Table Funded:____________________________________

Eligible Transaction Assets to be Pledged:                      See Attached

Unpaid Principal Balance:                                       $____________________________________________________

Requested Wire Amount:                                          $____________________________________________________

Purchase Rate:                                                  _____________________________________________________

Maximum Purchase Rate                                           _____________________________________________________

Eurodollar Rate Spread:                                         _____________________________________________________

Wire Instructions:

Requested by:

[Relevant Seller]



By:
      --------------------------------------------------------
      Name:
      Title:

                                                                    Attachment 1
                                                                    ------------


SCHEDULE OF ELIGIBLE TRANSACTIION ASSETS PROPOSED TO BE SOLD

                                                                    Attachment 2
                                                                    ------------

                              OFFICER'S CERTIFICATE

The undersigned hereby certifies to Buyer on behalf of [relevant Seller] ("Seller"), as of the requested Purchase Date, that:

(a) no Default or Event of Default has occurred and is continuing on the date hereof nor will occur after giving effect to such Transaction as a result of such Transaction;

(b) each of the representations and warranties made by Seller in or pursuant to the Transaction Documents is true and correct in all material respects on and as of such date (in the case of the representations and warranties in Section 7.09 of the Agreement solely with respect to Eligible Transaction Assets being included the Aggregate Margin Maintenance Asset Value on such Purchase Date) as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

(c) Seller (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite corporate power, and has all governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted, except where the lack of such licenses, authorizations, consents and approvals would not be reasonably likely to have a Material Adverse Effect; and (c) is qualified to do business and is in good standing in all other jurisdictions in which the nature of the business conducted by it makes such qualification necessary, except where failure so to qualify would not be reasonably likely (either individually or in the aggregate) to have a Material Adverse Effect.

Responsible Officer Certification:




By:
      --------------------------------------------------------
      Name:
      Title:

                                                                       EXHIBIT B
                                                                       ---------
                          [FORM OF CUSTODIAL AGREEMENT]

                                                                       EXHIBIT C
                                                                       ---------
                             [Intentionally Omitted]

                                                                     EXHIBIT D-1
                                                                     -----------
                   [FORM OF EXISTING LENDER'S RELEASE LETTER]

                                     (Date)
Morgan Stanley Bank
1221 Avenue of the Americas
New York, New York 10020
Attention:
            ------------------------
Facsimile:
            ------------------------

Re: Certain Transaction Assets Identified on Schedule A hereto and owned by [relevant Seller].


                  The undersigned hereby releases all right, interest, lien or claim of any kind with respect to the Transaction Assets described in the attached Schedule A, such release to be effective automatically without any further action by any party upon payment in one or more installments, in immediately available finds of $__________, in accordance with the following wire instructions:


________________________________________________________________________________

________________________________________________________________________________

                                 Very truly yours,

                                 [EXISTING LENDER]

                                 By:
                                      ---------------------------------------
                                      Name:
                                      Title:


                                     D-1-1

                                                                     EXHIBIT D-2
                                                                     -----------

                        [FORM OF SELLER'S RELEASE LETTER]



                                     (Date)

Morgan Stanley Bank
1221 Avenue of the Americas
New York, New York 10020
Attention:
            -----------------------------------------
Facsimile:
            -----------------------------------------

                  Re: Master Repurchase Agreement, dated as of _______, 2005 (the "Repurchase Agreement"), among Capital Trust, Inc., CT RE CDO 2004-1 SUB, LLC, CT RE CDO 2005-1 SUB, LLC (collectively, "Sellers", and for the purposes of the letter hereof, [relevant Seller] "Seller") and Morgan Stanley Bank (the "Buyer")

Ladies and Gentlemen:

With respect to the Transaction Assets described in the attached Schedule A (the "Transaction Assets") (a) we hereby certify to you that the Transaction Assets are not subject to a lien of any third party and (b) we hereby release all right, interest or claim of any kind with respect to such Transaction Assets (other than the repurchase right pursuant to the terms of the Repurchase Agreement), such release to be effective automatically without further action by any party upon payment from Morgan Stanley Bank of the amount of the Purchase Price contemplated under the Repurchase Agreement (calculated in accordance with the terms thereof) in accordance with the wiring instructions set forth in the Repurchase Agreement.


                                 Very truly yours,

                                 [Relevant Seller]



                                 By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                      D-2-1

                                                                       EXHIBIT E
                                                                       ---------
                           [FORM OF BAILEE AGREEMENT]

                           [SELLER'S NAME AND ADDRESS]


                                            _______________ __, 20__



Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, New York 10022

         Re: Bailee Agreement (the "Bailee Agreement") in connection with the sale by [RELEVANT SELLER] ("Seller") to Morgan Stanley Bank ("Buyer")

Ladies and Gentlemen:

         In consideration of the mutual promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller, Buyer and Paul, Hastings, Janofsky & Walker LLP ("Bailee") hereby agree as follows:

         1. Seller shall deliver to Bailee in connection with any Transaction Assets delivered to Bailee hereunder an Identification Certificate in the form of Attachment 1 attached hereto to which shall be attached a Transaction Asset
Schedule identifying which Eligible Transaction Assets are being delivered to Bailee hereunder. Such Transaction Asset Schedule shall contain the following fields of information: (a) the loan identifying number; (b) the Transaction Asset Obligor's name; (c) the street address, city, state and zip code for the applicable real property; (d) the original balance; and (e) the current principal balance if different from the original balance.

         2. On or prior to the date indicated on the Custodial Identification Certificate delivered by Seller (the "Purchase Date"), Seller shall have delivered to Bailee, as bailee for hire, the original documents set forth on Schedule A attached hereto (collectively, the "Asset File") for each of the Eligible Transaction Assets (each a "Transaction Asset" and collectively, the "Transaction Assets") listed in Exhibit A to Attachment 1 attached hereto (the "Transaction Asset Schedule").

         3. Bailee shall issue and deliver to Buyer and Custodian on or prior to the Purchase Date by facsimile in the name of Buyer, an initial trust receipt and certification in the form of Attachment 2 attached hereto (the "Bailee's Trust Receipt and Certification") which Bailee's Trust Receipt and Certification shall state that Bailee has received the documents comprising the Asset File as set forth in the Custodial Identification Certificate (as defined in that certain Custodial Agreement dated as of July __, 2005, among Seller, Buyer and Custodian (as defined in Section 5 below), in addition to such other documents required to be delivered to Buyer and/or Custodian pursuant to the Master Repurchase Agreement dated as of July __, 2005, among Seller and Buyer (the "Agreement").

         4. On the applicable Purchase Date, in the event that Buyer fails to enter into a Transaction with Seller with respect to the Transaction Assets identified in the related Custodial Identification Certificate, Buyer shall deliver by facsimile to the Bailee at (212) 230-7830 to the attention of Robert
J. Grados, Esq., an authorization (the "Facsimile Authorization") to release the Asset Files with respect to the Transaction Assets identified therein to Seller. Upon receipt of such Facsimile Authorization, the Bailee shall release the Asset Files to Seller in accordance with Seller's instructions.

         5. Following the Purchase Date, Bailee shall forward the Asset Files to Deutsche Bank Trust Company Americas, 1761 East St. Andrew Place, Santa Ana, California 92705, Attention: Mortgage Custody-[_________________] (the "Custodian") by insured overnight courier for receipt by Custodian no later than 12:00 p.m. on the third Business Day following the applicable Purchase Date (the "Delivery Date").

         6. From and after the applicable Purchase Date until the time of receipt of the Facsimile Authorization or the applicable Delivery Date, as applicable, Bailee (a) shall maintain continuous custody and control of the related Asset Files as bailee for Buyer and (b) is holding the related Loan Assets as sole and exclusive bailee for Buyer unless and until otherwise instructed in writing by Buyer.

         7. Seller agrees to indemnify and hold Bailee and its partners, directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Bailee Agreement or any action taken or not taken by it or them hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (other than special, indirect, punitive or consequential damages, which shall in no event be paid by Bailee) were imposed on, incurred by or asserted against Bailee because of the breach by Bailee of its obligations hereunder, which breach was caused by negligence, lack of good faith or willful misconduct on the part of Bailee or any of its partners, directors, officers, agents or employees. The foregoing indemnification shall survive any resignation or removal of the Bailee or the termination or assignment of this Bailee Agreement.

         8. (a) In the event that Bailee fails to produce a Transaction Asset Note, assignment of collateral or any other document related to a Transaction Asset that was in its possession within ten (10) business days after required or requested by Seller or Buyer (a "Delivery Failure"), the Bailee shall indemnify Seller or Buyer in accordance with the succeeding paragraph of this Section 8.

                  (b) Bailee agrees to indemnify and hold Buyer and Seller, and their respective affiliates and designees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of a Custodial Delivery Failure or Bailee's negligence, lack of good faith or willful misconduct. The foregoing indemnification shall survive any termination or assignment of this Bailee Agreement.

         9. Seller hereby represents, warrants and covenants that Bailee is not an affiliate of or otherwise controlled by Seller. Notwithstanding the foregoing, the parties hereby acknowledge that Bailee hereunder may act as Counsel to Seller in connection with a proposed loan and Paul, Hastings, Janofsky & Walker LLP, if acting as Bailee, has represented Seller in connection with negotiation, execution and delivery of the Agreement.

         10. In connection with a pledge of the Transaction Assets as collateral for an obligation of Buyer, Buyer may pledge its interest in the corresponding Asset Files held by Bailee for the benefit of Buyer from time to time by delivering written notice to Bailee that Buyer has pledged its interest in the identified Transaction Assets and Asset Files, together with the identity of the party to whom the Transaction Assets have been pledged (such party, the "Pledgee"). Upon receipt of such notice from

Buyer, Bailee shall mark its records to reflect the pledge of the Transaction Assets by Buyer to the Pledgee. Bailee's records shall reflect the pledge of the Transaction Assets by Buyer to the Pledgee until such time as the Bailee receives written instructions from Buyer that the Transaction Assets are no longer pledged by Buyer to the Pledgee, at which time the Bailee shall change its records to reflect the release of the pledge of the Loan Assets and that Bailee is holding the Transaction Assets as custodian for, and for the benefit of, Buyer.

         11. From time to time, subject to the acceptance and approval of Buyer, Seller may request pursuant to a request substantially in the form of Annex 5-B to the Custodial Agreement the delivery by Custodian to Bailee of some or all of the Asset File for the purposes set forth in such request, provided that such request shall include an agreement (a "Disposition Agreement") in execution form, among Buyer, Seller and Bailee, providing for the disposition of such Asset File or portion thereof. Upon receipt of the Asset File or such portions thereof, Bailee shall hold the same as sole and exclusive bailee for Buyer until such time as the Asset File, or such portions thereof, are delivered to others in accordance with the fully executed Disposition Agreement, or, if the Disposition Agreement has not been fully executed, as otherwise directed by Buyer, subject in either case to the provisions set forth herein governing standards of care and indemnification and except as otherwise provided by any document specifically amending, supplementing or modifying the terms hereof which is executed and delivered by all parties hereto in connection with such delivery of the Asset File, or such portions thereof, to Bailee. Notwithstanding anything to the contrary contained in this Section 11, Bailee shall have the right to deliver such Asset File, or portions thereof, to Buyer upon five (5) days written notice to Buyer.

         12. The agreement set forth in this Bailee Agreement may not be modified, amended or altered, except by written instrument, executed by all of the parties hereto.

         13. This Bailee Agreement may not be assigned by Seller or Bailee without the prior written consent of Buyer.

         14. For the purpose of facilitating the execution of this Bailee Agreement as herein provided and for other purposes, this Bailee Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

         15. This Bailee Agreement shall be governed by construed in accordance with the internal laws of the State of New York.

         16. Capitalized terms used herein and defined herein shall have the meanings ascribed to them in the Agreement.

                         [SIGNATURES BEGIN ON NEXT PAGE]

                                                 Very truly yours,

                                                 [RELEVANT SELLER]
                                                 Seller



                                                 By:  __________________________
                                                     Name:
                                                     Title:


ACCEPTED AND AGREED:

PAUL, HASTINGS, JANOFSKY & WALKER LLP,
Bailee



By:  __________________________
     Name:




ACCEPTED AND AGREED:

MORGAN STANLEY BANK,
Buyer



By:  __________________________
     Name:
     Title:

                                   Schedule A

                           [List of Pledged Documents]

                                  Attachment 1

                           IDENTIFICATION CERTIFICATE

         On this ____ day of ____________,  200_,  ________________________ (the
"________"), under that certain Bailee Agreement of even date herewith (the "Bailee Agreement"), among Seller, PAUL, HASTINGS, JANOFSKY & WALKER LLP ("Bailee"), and MORGAN STANLEY BANK, as Buyer, does hereby instruct Bailee to hold, in its capacity as Bailee, the Asset Files with respect to the Transaction Assets listed on Exhibit A hereto, which Transaction Assets shall be subject to the terms of the Bailee Agreement as of the date hereof.

         Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Bailee Agreement.

         IN WITNESS WHEREOF, Seller has caused this Identification Certificate to be executed and delivered by its duly authorized officer as of the day and year first above written.

                                         --------------------------------,
                                         Seller


                                         By:  ______________________________
                                             Name:
                                             Title:

                            Exhibit A to Attachment 1

                           TRANSACTION ASSET SCHEDULE

                                  Attachment 2

                FORM OF BAILEE'S TRUST RECEIPT AND CERTIFICATION


                                                     ____________, 200_


Morgan Stanley Bank
1221 Avenue of the Americas, 27th Floor
New York, New York 10020
Attention:  Mr. Andrew B. Neuberger


         Re: Bailee Agreement, dated as of ____________ __, 200_ (the "Bailee Agreement") among [RELEVANT SELLER] ("Seller"), Morgan Stanley Bank ("Buyer") and Paul, Hastings, Janofsky & Walker LLP ("Bailee")

Ladies and Gentlemen:

         In accordance with the provisions of Paragraph 3 of the above-referenced Bailee Agreement, the undersigned, as Bailee, hereby certifies that as to each Transaction Asset described in the Transaction Asset Schedule (Exhibit A to Attachment 1), a copy of which is attached hereto, it has reviewed the Asset File and has determined that (i) all documents listed in Schedule A attached to the Bailee Agreement are in its possession and (ii) such documents have been reviewed by it and appear regular on their face and relate to such Transaction Asset, and (iii) based on its examination, the foregoing documents on their face satisfy the requirements set forth in Paragraph 2 of the Bailee Agreement.

         Bailee hereby confirms that it is holding each such Asset File as agent and bailee for the exclusive use and benefit of Buyer pursuant to the terms of the Bailee Agreement.

         All initially capitalized terms used herein shall have the meanings ascribed to them in the above-referenced Bailee Agreement.

                                         PAUL, HASTINGS, JANOFSKY & WALKER LLP,
                                         BAILEE

                                         By: ___________________________
                                         Name: